UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities

Exchange Act Of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuantto Section 240.14a-12

MERCANTILE BANKSHARES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐    Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

MERCANTILE BANKSHARES CORPORATION

NOTICE OF THE 2004

ANNUAL MEETING OF STOCKHOLDERS

The 2004 Annual Meeting of Stockholders of Mercantile Bankshares Corporation, a Maryland corporation, will be held on Tuesday, May 11, 2004, at 10:30 a.m., local time, in the Boardroom of Mercantile-Safe Deposit and Trust Company, Two Hopkins Plaza, Baltimore, Maryland, for the following purposes:

1.	To elect six Class II directors to serve until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To vote on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2004;

3.	To vote on the approval of the Mercantile Bankshares Corporation 1999 Omnibus Stock Plan, as amended;

4.	To vote on the approval of the Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors, as amended; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 2, 2004, the record date for the meeting, are entitled to notice of, and to vote at, the Annual Meeting.

Whether or not you plan to attend the meeting, we urge you to vote your shares by signing, dating and mailing the enclosed proxy card in the envelope provided, or authorize a proxy to vote your shares by telephone or through the internet as instructed on the proxy card.

By Order of the Board of Directors

John L. Unger

Secretary

April 8, 2004

PROXY STATEMENT

INTRODUCTION

This proxy statement is being furnished on or about April 8, 2004, to the stockholders of Mercantile Bankshares Corporation, a Maryland corporation, in connection with the solicitation of proxies by its Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice and at any adjournment or postponement thereof. The purposes of the meeting are set forth in the accompanying notice of annual meeting of stockholders.

Mercantile Bankshares Corporation, with headquarters in Baltimore, Maryland, and more than $13 billion in assets, is a regional financial holding company comprised of Mercantile-Safe Deposit and Trust Company and 19 community banks and a mortgage banking company. Sixteen banks are located in Maryland, three are in Virginia and one is in southern Delaware. Our largest bank, Mercantile-Safe Deposit and Trust Company, represents approximately one-third of total assets and has 24 offices in Maryland, one office in the District of Columbia and one commercial office in Pennsylvania. In this proxy statement, Mercantile Bankshares Corporation is referred to as “our,” “we,” “the Company” and “Bankshares,” our stockholders are referred to as “you” and Mercantile-Safe Deposit and Trust Company is referred to as “MSD&T.”

The address of our principal executive office is Two Hopkins Plaza, Baltimore, Maryland 21201. Our telephone number is 410-237-5900 and our corporate Website is located at www.mercantile.com.

INFORMATION ABOUT THE ANNUAL MEETING

When and Where is the Annual Meeting

Our 2004 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Tuesday, May 11, 2004, at 10:30 a.m., local time, in the Boardroom of MSD&T, Two Hopkins Plaza, Baltimore, Maryland. The doors to the meeting room will open for admission at 10:00 a.m.

Who May Attend the Annual Meeting

Only stockholders who own common stock as of the close of business on April 2, 2004, the record date for the meeting, will be entitled to attend the meeting. In the discretion of management, the Company will permit certain other individuals to attend the meeting, including members of the media and our banking customers and employees.

Who May Vote

Each share of common stock is entitled to one vote. The record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on April 2, 2004. As of March 15, 2004, there were 79,931,280 shares of common stock issued and outstanding. You can vote in person at the Annual Meeting or by proxy. To vote by proxy, date, execute and mail the enclosed proxy card, or authorize a proxy to vote your shares by telephone or through the internet as instructed on the proxy card.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker’s proxy card and bring it to the Annual Meeting in order to vote.

Voting by Proxy

If you vote by proxy, the individuals named on the proxy card, your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against each of the other proposals. If you date, sign and return the card without indicating your instructions, your shares will be voted as follows:

•	For the election of each of the six Class II nominees to serve as director until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	For the ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the 2004 fiscal year;

•	For the approval of the Mercantile Bankshares Corporation 1999 Omnibus Stock Plan, as amended;

•	For the approval of the Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors, as amended; and

•	In the discretion of your proxy on any other matter that properly comes before the meeting.

You may revoke or change your proxy card at any time before it is exercised by delivering to us a signed proxy card with a date later than your previously delivered proxy card, by voting in person at the Annual Meeting or by sending a written revocation to our Secretary. Your most current proxy is the one that will be counted.

Quorum Requirement

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker does not vote on a particular matter because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Vote Requirements

The nominees for election to the Board of Directors will be elected at the Annual Meeting by a plurality of all the votes cast at the Annual Meeting, meaning that the six nominees for director who receive the most votes will be elected. The proposal to ratify our auditors, the proposal to approve the Mercantile Bankshares Corporation 1999 Omnibus Stock Plan, as amended, which is referred to herein as the 1999 Plan, and the proposal to approve the Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors, as amended, which is referred to herein as the Deferred Compensation Plan, each requires the affirmative vote of a majority of all votes cast on such proposal. With respect to the election of directors and each of the proposals, abstentions and broker non-votes are not counted as votes cast and, therefore, will have no effect on these items.

Board Attendance at Meeting

We have a policy encouraging all members of the Board to attend annual meetings of stockholders. All members of the Board attended the 2003 Annual Meeting.

Other Matters

The Board of Directors does not intend to present any business at the Annual Meeting other than the management proposals discussed in this proxy statement. Under our Bylaws, generally no business other than the proposals described in this proxy statement may be transacted at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, including any stockholder proposal omitted from the proxy statement and form of proxy card pursuant to the rules of the Securities and Exchange Commission, your proxies will act on such matter in their discretion.

Information About this Proxy Statement

General.    We sent you these proxy materials because the Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. If you own common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to serve you more efficiently, we encourage you to have all your accounts registered in the same name and address by contacting the Transfer Agent for our common stock, American Stock Transfer or Trust Company, at www.amstock.com or 1-800-937-5444. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and that is designed to assist you in voting your shares. On April 8, 2004, we began mailing these proxy materials to all stockholders of record as of the close of business on April 2, 2004.

Electronic Delivery.    You can help us save significant printing and mailing expenses by consenting to access the proxy statement, proxy card and annual report for future meetings electronically over the Internet. If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by contacting the Transfer Agent for our common stock at www.amstock.com or 1-800-937-5444. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials and annual report electronically, then prior to next year’s Annual Meeting you will receive e-mail notification when the proxy materials and annual report are available for your on-line review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice by sending written notice of revocation to: the Transfer Agent for our common stock at www.amstock.com or 1-800-937-5444.

ELECTION OF DIRECTORS

The Board of Directors currently has 18 members. Our charter provides that the directors are divided into three classes. One class of directors is elected at each annual meeting to hold office for a term of three years and until their successors have been duly elected and qualify.

Unless otherwise directed, each of the persons named in the enclosed proxy card, or his or her substitute, will vote for the election of each of the six nominees listed below as director for a three-year term and until his or her successor is duly elected and qualifies. If any nominee at the time of election is unavailable to serve, a contingency not presently anticipated, it is intended that each of the persons named in the proxy card, or his or her substitute, will vote for an alternate nominee who will be designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. Proxies may be voted only for the nominees named or such alternates.

The Board of Directors recommends that stockholders vote “FOR” each of the nominees listed below to serve as Class II directors until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

The following sets forth for all nominees for director, the age, principal occupation, position presently held with Bankshares, and the year in which the person first became a director. The ages of the nominees are as of the date of the mailing of this proxy statement. Each nominee is currently a member of the Board of Directors.

Class II Director Nominees to serve until the 2007 Annual Meeting

CYNTHIA A. ARCHER (age 50) is Vice President of Marketing and Development of Sunoco, Inc, a major oil refiner. Ms. Archer has occupied this position since January 2001. From June 1999 until January 2001, she was Senior Vice President, Operations, Williams-Sonoma, Inc. Prior thereto, she was Senior Vice President-Intermodal Service Group, Conrail, Inc. and Consolidated Rail Corporation. Ms. Archer is a director of Sunoco Logistics Partners, LP. She was elected a director of MSD&T in 1997 and elected a director of Bankshares in 1997. She also serves as Chair of the Board’s Audit Committee and as a member of the Board’s Nominating and Corporate Governance Committee.

RICHARD O. BERNDT (age 61) is the Managing Partner of Gallagher, Evelius & Jones, LLP, a law firm engaged in the general practice of law. Mr. Berndt has been a partner in that firm since 1972. He is a director of Municipal Mortgage and Equity, L.L.C. Mr. Berndt was elected a director of MSD&T in 1976 and elected a director of Bankshares in 1978. He is Chair of the Board’s Employee Benefit Committee and is a member of the Board’s Executive Committee.

HOWARD B. BOWEN (age 53) is the President and Chief Executive Officer of Ewing Oil Company, Inc., a gasoline distributor. He has held this position since 1988. Mr. Bowen was elected a director of MSD&T in August 2003 and elected a director of Bankshares in August 2003.

WILLIAM R. BRODY, M.D. (age 60) is the President of Johns Hopkins University. Dr. Brody has occupied that position since 1996. Dr. Brody is a director of Medtronic, Inc. He was elected a director of MSD&T in 1996 and elected a director of Bankshares in 1996. He serves on the Board’s Nominating and Corporate Governance Committee.

EDWARD J. KELLY, III (age 50) has been the Chairman of the Board of Directors of Bankshares since March 1, 2003, and President and Chief Executive Officer of Bankshares, and Chairman of the Board and Chief Executive Officer of MSD&T, since 2001. Mr. Kelly served as Managing Director, Head of Global Financial Institutions and as Co-Head of Investment Banking Client Management of J. P. Morgan, Chase & Co. during January 2001. Prior thereto, during the past five years, he was a Managing Director of J. P. Morgan & Co. Incorporated and held the following additional positions with that company: Head, Global Financial Institutions from February 2000 through December 2000; Co-Head, Global Financial Institutions and Head, Latin America Investment Banking from December 1997 through February, 2000; and Member,

Global Investment Banking Committee from December 1997 through December 2000. Mr. Kelly is a director of Axis Capital Holdings Limited, CIT Group, Inc., CSX Corporation, Constellation Energy Group, Inc. and Hartford Financial Services Group. He was elected a director of MSD&T in 2001 and elected director of Bankshares in 2001. Mr. Kelly is the Chair of the Board’s Executive Committee.

MORTON B. PLANT (age 67) has been Vice Chairman of Keywell LLC, a recycler of stainless steel and high temperature alloy scrap metal, since 2002. Prior to that, Mr. Plant was Chairman of that company. He was elected a director of MSD&T in 1997 and elected director of Bankshares in 1997. He is a member of the Board’s Audit Committee and Employee Benefit Committee.

CONTINUING DIRECTORS

The following sets forth for our directors who shall continue in office until the 2005 or the 2006 Annual Meetings of Stockholders, as applicable, the age, principal occupation, position presently held with Bankshares, and the year in which the person first became a director.

Class III Directors Serving until the 2005 Annual Meeting of Stockholders

EDDIE C. BROWN (age 63) has been the President of Brown Capital Management, an investment management firm, since 1983. He is a director of Municipal Mortgage and Equity, L.L.C., and of the following Brown Capital Management Mutual Funds: Equity, Balanced, Mid-Cap, Small Company, and International. Mr. Brown was elected a director of MSD&T in April 2003 and elected a director of Bankshares in April 2003. He is a member of the Board’s Executive Committee and Nominating and Corporate Governance Committee.

ANTHONY W. DEERING (age 59) has been the Chairman and Chief Executive Officer of The Rouse Company, a corporation focusing on regional shopping centers and community development, since 1997. He is a director of the T. Rowe Price Mutual Funds. Mr. Deering was elected a director of MSD&T in April 2003 and a director of Bankshares in April 2003. He is a member of the Board’s Compensation Committee.

JENNY G. MORGAN (age 45) has been President and Chief Executive Officer of VIPS, Inc., a healthcare information solutions company, since 1997. She was elected a director of MSD&T in March 2004, and a director of Bankshares in March 2004.

FREEMAN A. HRABOWSKI, III (age 53) is the President of the University of Maryland Baltimore County. Dr. Hrabowski has served in this capacity since 1993. Dr. Hrabowski is a director of Constellation Energy Group, Inc., Corvis Corp. and McCormick & Company, Inc. Dr. Hrabowski was elected a director of MSD&T in 1996 and a director of Bankshares in 1996. He is Chair of the Board’s Nominating and Corporate Governance Committee and a member of the Board’s Employee Benefit Committee.

CLAYTON S. ROSE (age 45) has been the Managing Partner of Logan Pass Partners, LLC since October 2001 and is a private investor. From January through March 2001, Mr. Rose was employed by J.P. Morgan Chase & Co., as Vice Chairman and Chief Operating Officer of J.P. Morgan, and prior to the merger with Chase Manhattan Corp. was head of the Global Investment Banking Division at J.P. Morgan & Co. Mr. Rose was elected a director of MSD&T in 2001 and a director of Bankshares in 2001. He is a member of the Board’s Audit Committee and Compensation Committee.

DONALD J. SHEPARD (age 57) has been the Chairman of the Executive Board of AEGON N.V., a holding company of insurance and insurance related companies, since April 2002, and Director of AEGON U.S. Corporation since November 2003. Mr. Shepard held the offices of Chairman of the Board, President and Chief Executive Officer of AEGON USA, Inc. at various times from 1989 until April 2002. He is a director of CSX Corporation. Mr. Shepard was elected a director of MSD&T in 1992 and a director of Bankshares in 1992. He is a member of the Board’s Compensation Committee.

Class I Directors Serving until the 2006 Annual Meeting of Stockholders

R. CARL BENNA (age 56) has been the President of North American Housing Corp., a manufacturer of modular structures sold to builders for resale, since 1978. He was elected a director of MSD&T in August 2003 and a director of Bankshares in August 2003.

GEORGE L. BUNTING, JR. (age 63) is the Chairman and Chief Executive Officer of Bunting Management Group, a private financial management company. Mr. Bunting has occupied this position since 1991. He is a director of Guilford Pharmaceuticals, Inc. Mr. Bunting was elected a director of MSD&T in 1992 and a director of Bankshares in 1992. He is a member of the Board’s Audit Committee and Executive Committee. He is also the Chair of the Board’s Compensation Committee.

DARRELL D. FRIEDMAN (age 62) has been a consultant to the American Jewish Joint Distribution Committee since fall 2003. From 1986 until fall 2003, he was the President and Chief Executive Officer, THE ASSOCIATED: Jewish Community Federation of Baltimore. Mr. Friedman was elected a director of MSD&T in 1999 and a director of Bankshares in 1999.

ROBERT A. KINSLEY (age 63) is the Chairman and Chief Executive Officer of Kinsley Construction, Inc., a general and heavy construction firm. Mr. Kinsley has served in this capacity since 1996. Mr. Kinsley was elected a director of MSD&T in 1996 and a director of Bankshares in 1996.

CHRISTIAN H. POINDEXTER (age 65) was chairman of the executive committee of the board of directors of Constellation Energy Group, Inc., a public utility holding company, from July 2002 until March 2003. From November 2001 until July 2002, he was chairman of the board of Constellation, and from April 1999 until November 2001 he was also Constellation’s chief executive officer. Mr. Poindexter was chairman of the board of Baltimore Gas and Electric Company from 1993 until July 2002. From 1993 until July 2000, he was also its chief executive officer. He is a director of DNP Select Income Fund. Mr. Poindexter was elected a director of MSD&T in 1987 and a director of Bankshares in 1987. He is a Member of the Board’s Audit Committee, Compensation Committee and Executive Committee.

JAMES L. SHEA (age 51) is the Managing Partner of Venable LLP, a law firm engaged in the general practice of law. Mr. Shea has been Managing Partner of that firm since 1995. Mr. Shea was elected a director of MSD&T in 2001 and a director of Bankshares in 2001. He is a Member of the Board’s Executive Committee.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors held eleven meetings during 2003 and has the following standing committees: Audit, Nominating and Corporate Governance, Compensation, Employee Benefit and Executive. The following table shows the current membership of these committees. All of the directors attended at least 75% of all the meetings of the Board held during fiscal year 2003 and all meetings of the Board committees on which he or she served during the fiscal year.

Name	Audit		Nominating and Corporate Governance		Compensation		Employee Benefit		Executive
Cynthia A. Archer	X	*	X
Richard O. Berndt							X	*	X
William R. Brody, M.D.			X
Eddie C. Brown			X						X
George L. Bunting, Jr.	X				X	*			X
Anthony W. Deering					X
Freeman A. Hrabowski, III			X	*			X
Edward J. Kelly, III									X	*
Morton B. Plant	X						X
Christian H. Poindexter	X				X				X
Clayton S. Rose	X				X
James L. Shea									X
Donald J. Shepard					X

*	Committee Chair

Audit Committee

The Audit Committee is comprised of five directors and assists the Board of Directors in monitoring the integrity of our and our subsidiaries’ financial statements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors, the compliance by us with legal and regulatory requirements and our systems of internal accounting and financial controls. Each member of the Audit Committee is an independent director, as defined in the listing standards of the Nasdaq National Market. The Board of Directors has determined that Messrs. Bunting, Plant and Poindexter are audit committee financial experts as defined in the regulations of the Securities and Exchange Commission. The Audit Committee met seven times during the year, which included meetings held separately with management, internal audit and the independent auditor. The Audit Committee operates under a written charter which was attached as Appendix A to our 2003 proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, consisting of four members, assists the board in identifying qualified individuals to become board members, determining the composition of the board of directors and its committees, developing and monitoring a process to assess board effectiveness, and developing and implementing our corporate governance guidelines. Each member of the Nominating and Corporate Governance Committee is an independent director, as defined in the listing standards of the Nasdaq National Market. The Nominating and Corporate Governance Committee met three times during the year. The Board of Directors has a policy that stockholders may propose nominees for consideration by the Nominating and Corporate Governance Committee for election at an annual meeting of stockholders by submitting the names and qualifications of such persons to the Nominating and Corporate Governance Committee no later than December 31 of any year. Submissions must be made to the Nominating and Corporate Governance Committee, c/o Mercantile Bankshares Corporation, Secretary, Two Hopkins Plaza,

Baltimore, Maryland 21201. The Nominating and Corporate Governance Committee does not apply any specific, minimum qualifications in determining a director nominee and does not impose additional qualifications on stockholder-recommended potential nominees. Instead, the Committee considers the experience of the current members of the Board of Directors and seeks to identify candidates that diversify the experience represented on the Board.

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

The Nominating and Corporate Governance Committee operates under a written charter which is included in our website, www.mercantile.com.

Compensation Committee

The Compensation Committee is comprised of five members and advises the Board of Directors with respect to the Bankshares compensation policies, assists the Board of Directors in discharging its responsibilities in respect of compensation of our executive officers and produces an annual report on executive compensation for inclusion in the Bankshares proxy statement. Each member of the Compensation Committee is an independent director, as defined in the listing standards of the Nasdaq National Market, and is a non-employee director, as defined in the applicable rules of the Securities and Exchange Commission. The Compensation Committee met six times during the year.

Employee Benefit Committee

The Employee Benefit Committee has three members and met once during 2003. It has general responsibility for receiving reports from, and giving advice to, the Administrator of our tax-qualified Cash Balance Pension Plan, Thrift Plan and Health and Welfare Insurance Plan. The Committee is responsible for selecting the Plans’ Administrator, and reviewing recommendations for changes to the Plans and their methods of funding. The Employee Benefit Committee also has some oversight responsibility with respect to our Supplemental Cash Balance Pension Plan and Supplemental Thrift Plan.

Executive Committee

The Executive Committee has six members and exercises the authority of the Board on such matters as are delegated to it by the Board of Directors from time to time and exercises the powers of the Board between meetings of the Board of Directors. The Executive Committee met by way of written consent once during the year.

STOCK OWNERSHIP BY DIRECTORS,

DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

This table indicates the amount of common stock beneficially owned by our executive officers, directors and nominees for director as of March 15, 2004. In general, “beneficial ownership” includes those shares a director, director nominee or executive officer has the power to vote or transfer, and stock options that are exercisable currently or that become exercisable within 60 days of such date. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name of Individual	Amount of Common Stock Beneficially Owned (1) (2)
Cynthia A. Archer	550
R. Carl Benna	22,214	(3)
Richard O. Berndt	41,472
Kenneth A. Bourne, Jr.	46,473
Howard B. Bowen	12,255
William R. Brody, M.D.	2,150
Eddie C. Brown	3,000
George L. Bunting, Jr.	15,513
Anthony W. Deering	3,000
Peter W. Floeckher, Jr.	10,465
Darrell D. Friedman	100
Priscilla S. Hoblitzell	200
Freeman A. Hrabowski, III	190
Deborah A. Kakaris	4,731
Edward J. Kelly, III	130,251
Robert A. Kinsley	11,524
Alexander T. Mason	10,000
Jenny G. Morgan	15
Michael M. Paese	1,667
John J. Pileggi	3,556	(4)
Morton B. Plant	3,350	(5)
Christian H. Poindexter	1,050
J. Marshall Reid	76,399	(6)
Clayton S. Rose	600
James L. Shea	603
Donald J. Shepard	13,500	(7)
William T. Skinner, Jr.	5,310
Terry L. Troupe	40,668
Frank K. Turner, Jr.	28,267
John L. Unger	6,667
Directors, nominees and executive officers as a group (30 persons)	495,740

(1)	On March 15, 2004, none of the individuals named in the above table owned beneficially more than 1% of the outstanding shares of Bankshares Common Stock. On that date, all of the directors, nominees and executive officers as a group owned beneficially approximately 0.62% of the outstanding common stock.

(2)	The numbers shown include the following amounts of Common Stock that the following individuals, and the group, have the right to acquire, within 60 days of March 15, 2004, through the exercise of stock options granted pursuant to Bankshares’ stock option plans: Mr. Benna, 4,576; Mr. Bourne, 38,617;

Mr. Bowen, 3,653; Mr. Floeckher, 8,335; Ms. Kakaris, 4,417; Mr. Kelly, 55,001; Mr. Paese, 1,667; Mr. Pileggi, 1,667; Mr. Reid, 52,090; Mr. Skinner, 4,334; Mr. Troupe, 28,455; Mr. Turner, 13,267; and Mr. Unger, 6,666. All directors, nominees and executive officers as a group, 155,739.

(3)	Includes 2,348 shares held by two trusts for family members of which Mr. Benna is trustee, but has no beneficial interest.

(4)	Mr. Pileggi was terminated in March 2004.

(5)	Includes 1,500 shares owned by spouse.

(6)	Includes 7,779 shares owned by spouse.

(7)	Includes 12,500 shares owned by a family trust of which Mr. Shepard is not trustee, but in which he has a beneficial interest.

STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

To the knowledge of management of Bankshares, no person beneficially owned more than 5% of our outstanding common stock as of March 15, 2004.

REPORT OF THE COMPENSATION COMMITTEE

Introduction

Decisions regarding the compensation of the Company’s executive officers are made by the Compensation Committee of the Board, which we refer to in this report as the Committee. Each member of the Committee is an independent director. The members of the Committee also comprise the compensation committee of MSD&T, the Company’s leading bank affiliate, and thus also make decisions regarding the compensation of MSD&T executives. The Committee administers the Bankshares cash incentive plans and stock-based incentive plan. In addition, the Committee is authorized to make recommendations to the Board with respect to base salaries, supplemental pension, deferred compensation, employment and similar agreements affecting our executive officers, and performs such other functions as may be delegated by the Board.

The Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Company. Consequently, the Committee places considerable importance on its oversight of the design and administration of an executive compensation program. In order to achieve the overall goals and objectives of Bankshares, and recognizing the interest of stockholders in that achievement, the Committee, over a number of years, has developed and maintained an executive compensation program based on a philosophy that links executive compensation to individual and corporate performance and return to stockholders. This philosophy was intended to enable us to attract and retain highly-motivated executive personnel of outstanding ability and initiative, and to align the interests of executives and stockholders. The executive compensation program consists of base salary, the opportunity for annual incentive cash compensation based on corporate performance, and continuing stock-based incentive compensation.

During 2003, the Committee engaged a nationally-known executive compensation and benefits consulting firm to complete a comprehensive review of the Company’s executive compensation program. The consultant’s report was delivered in December 2003 and thus did not affect the Committee’s decisions with respect to the executive compensation program for 2003.

Historically, the Committee has taken various factors into consideration when establishing and reviewing executive compensation. Set forth below is an explanation of general principles governing the Committee’s approach to the three primary components of the executive compensation program and the factors considered in establishing compensation for the Company’s executive officers, including the Chief Executive Officer, for 2003.

Base Salary

Base salary is designed to provide competitive levels of compensation to executives based upon their experience, duties and scope of responsibility. Salaries for senior executives are reviewed annually.

Cash Incentive Plans

In addition to base salary, the Compensation Committee also approves annual cash incentive compensation under three separate plans. No individual participates in more than one plan. As described below, under all three plans the maximum potential annual cash incentive compensation award for any recipient in any year is limited to a percentage (not to exceed 100%) of the individual’s applicable base salary.

The Annual Incentive Compensation Plan, or “Incentive Plan,” approved by the stockholders in 2002, is based on a formula tied directly to corporate performance and profitability. The Incentive Plan is intended to be the principal, but not exclusive, mechanism for cash bonus incentives for key executive employees, and certain executive employees may be excluded from the Incentive Plan.

The Committee chooses participants in the Incentive Plan annually and there are three classes of participants. The maximum potential award is 100% of salary for Class I participants, 60% for Class II participants and 40% for Class III participants. Bonuses are based exclusively on quantifiable performance measures, including earnings per share, net operating income, or a combination thereof.

As to each performance measure, no award will be made unless the annual growth rate (based on prior year performance) equals or exceeds 3%. If the annual growth rate equals 3%, 10% of the applicable component of the potential award will be made. If the annual growth rate falls between 3% and 12%, then the percentage of the applicable component of the potential award to be made will be in proportion to ten times the excess of the annual growth rate over 2%. If the annual growth rate equals or exceeds 12%, the maximum amount of the applicable component of the potential award will be made. The limit on any award to any participant is the applicable percentage of salary noted above (i.e., 100%, 60% or 40%), but in no event can any participant receive an award in excess of $1,500,000.

Payment of awards made under the Incentive Plan are made in cash, except that the Compensation Committee has the discretion to pay a portion of the award in restricted shares of common stock to the extent that a participant’s award for a particular year exceeds 70% of the maximum potential award. Each of the named executive officers (with the exception of Mr. Pileggi) participated in the Incentive Plan in 2003. Incentive cash awards paid under the Incentive Plan to the named executive officers are reflected in the Summary Compensation Table under the caption “Bonus.”

In 2003, the Compensation Committee approved two other annual incentive compensation plans for MSD&T, one for its Bank division (the “Bank Plan”) and one for its Investment and Wealth Management division (the “IWM Plan”). The purpose of these plans was to provide incentive for performance by key employees at MSD&T who do not participate in the Incentive Plan and who do not have responsibilities that so directly affect corporate performance and profitability.

The Bank Plan covers all senior vice presidents and selected vice presidents of the Bank division. The Bank Plan is modeled after the Incentive Plan. The maximum potential annual award to any participant is either 40% or 20% of salary. Awards are earned based on growth in our annual earnings per share, measurable performance factors (such as credit quality, loan growth, deposit growth, and cost control) based on job description, and a discretionary component based on specified personal goals, or a combination of some or all of the foregoing.

The IWM Plan covers all employees of the Bank’s Investment and Wealth Management division. Awards are determined based on annual growth in unit net operating income, measurable performance factors (such as performance versus peer group, new business development) based on job description, and a discretionary component based on specified personal goals, or a combination of some or all of the foregoing.

Stock–Based Incentive Plan

The 1999 Omnibus Stock Plan, or the “1999 Plan,” approved by the stockholders in 1999, is designed to align the interests of key employees and stockholders, encouraging participants to maintain and increase their ownership of our common stock with the opportunity to benefit from our long-term performance. The 1999 Plan authorizes the issuance of up to 3,000,000 shares of common stock in the form of stock options, stock appreciation rights (SARs) or restricted stock. The 1999 Plan also authorizes the issuance of phantom stock units (PSUs). The 1999 Plan is administered by the Committee, which has the authority to grant options, SARs, restricted stock and PSUs.

Prior to 2003, the Committee granted options for 1,368,800 shares to 379 key employees, including the executive officers named in the Summary Compensation Table. Of that total, options for 886,500 shares to

66 senior officers of Bankshares and its affiliates were performance-based. The performance criteria were similar to those under the Incentive Plan, but also included a compound annual growth factor over a specified period. If the criteria were not satisfied, the options were subject to forfeiture. Of the 886,500 performance-based options granted, 621,990 have been forfeited to date and 201,376 remain outstanding. The remaining 482,300 options granted under the 1999 Plan prior to 2003 are not performance-based and become exercisable in equal annual installments over three years. In 2003, 431,350 options were granted under the 1999 Plan, none of which was performance-based. The options granted in 2003 also become exercisable in equal annual installments over three years.

Section 162(m)

Section 162(m) of the Internal Revenue Code provides for non-deductibility, in certain cases, of compensation paid to certain executives in excess of $1 million per year. Bankshares does not have a policy limiting compensation to amounts deductible under Section 162(m). The Incentive Plan and the 1999 Plan have been approved by the stockholders and are designed so that qualified performance-based awards issued under those plans would not be subject to Section 162(m) limits. Section 162(m) limits would apply to salary, bonuses in excess of bonuses under the Incentive Plan and certain amounts included under “Other Annual Compensation” and “All Other Compensation” in the Summary Compensation Table.

Executive Officer Compensation

The Committee, in determining the 2003 compensation of the executive officers of Bankshares, including the Chief Executive Officer, reviewed certain financial information relating to Bankshares as of December 31, 2002, consisting of a News Release dated January 28, 2003 and a statement of consolidated income, consolidated average balance sheets and supplemental financial information by quarter. The Committee further reviewed profitability and capital strength ratios (return on assets, net interest margin, efficiency ratio, equity/assets and return on equity) and loan loss performance ratios (period-end non-performing assets to loans and OREO, net charge-offs to average loans, and period-end allowance to non-performing loans) as compared to comparable information for those banking companies that make up the appropriate Keefe, Bruyette & Woods, Inc. peer group of the Company for the years 1997 through 2001 and the quarter ended September 30, 2002, the most recent available. In addition, the Committee reviewed information prepared by IDC Publishing based on information furnished by the FDIC for the second quarter 2002 (the most recent available) ranking the Company based on 39 separate financial ratios, and comparing that ranking with selected banking institutions in Maryland, Delaware, District of Columbia and Virginia. The Committee also compared the performance of Bankshares to that of the 50 largest banks, as ranked by Keefe, Bruyette & Woods, Inc. for the third quarter 2002 (the most recent available), based on return on assets, return on equity, net charge-offs to average loans, average equity to average assets, and average equity to average loans, and at September 30, 2002 based on loan loss reserve to total loans, loan loss reserve to non-performing loans, and non-performing assets to loans and OREO. The Committee also reviewed a summary of the Conference Board Report on Top Executive Compensation (2002 Edition), analyzing the compensation of the top five executives of 225 commercial banking institutions, and a schedule of the compensation (including salary, bonus and stock-based compensation) of the five most highly paid executives of a peer group of banking companies of similar size and/or geographic location.

The Committee concluded that the Company’s profitability and capital strength ratios and performance ratios continued to be strong in a difficult rate and economic environment, and that the loan loss performance ratios were acceptable, both standing alone and based on the comparisons to the banking companies constituting the peer group. The Committee noted that the Company had retained its “superior” rating by IDC Publishing through the second quarter 2002, and that the Company’s performance overall was strong when compared with the 50 largest banking institutions. The comparisons of compensation with the summary of the Conference Board report indicate that total salary and bonus compensation for the top executives fell at the low end of the middle 50% range of the 225 commercial banking companies included in the report and that the Company’s stock-based compensation was considerably lower than that of peers.

Chief Executive Officer Compensation

The executive compensation policies and philosophy described above are applied in setting Mr. Kelly’s compensation. Mr. Kelly participates in the same executive compensation plans available to other executive officers.

Based on its review and its evaluation of Mr. Kelly’s qualifications, experience and responsibilities, as well as the performance information noted above, the Committee approved the cash and stock-based compensation to Mr. Kelly for 2003 described in the Summary Compensation Table. His 2003 base salary was $850,000, which remained unchanged from 2002. He did not receive an award under any cash incentive plan in respect of performance during 2003. Mr. Kelly received a non-qualified stock option for 50,000 shares of common stock and was granted 60,000 restricted shares. The options become exercisable in equal annual installments over three years. The restricted stock award was made to Mr. Kelly to support his retention and to give him a significant stock ownership position in the Company, thus more closely aligning his interests with those of the stockholders. Under the terms of the restricted stock grant, no portion of the award will vest until the third anniversary of the date of grant (provided Mr. Kelly is still employed by the Company on such date), at which time the award will vest in its entirety. The Committee does not anticipate making a comparable grant of similar size to Mr. Kelly in the near future.

Annually, non-employee members of the Board of Directors evaluate the Chief Executive Officer’s performance, which is a factor in determining the Chief Executive Officer’s future compensation.

Summary

The Committee believes that this mix of salaries, potentially significant variable cash incentives (not to exceed the annual base salary) for short-term performance and the potential for longer-term equity ownership in the Company represents a balance that will motivate the executive management team to produce strong returns. The Committee further believes this program strikes an appropriate balance between the interests and needs of Bankshares in operating its business and appropriate rewards based on the creation of stockholder value.

The Compensation Committee

George L. Bunting, Jr. (Chair)

Anthony W. Deering

Christian H. Poindexter

Clayton S. Rose

Donald J. Shepard

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

The following line graph compares cumulative total stockholder return on our common stock with the Standard & Poor’s 500 Index and the Standard & Poor’s Banks Composite Index for the period December 31, 1998, through December 31, 2003. The graph assumes $100 invested at the closing price on December 31, 1998, and the reinvestment of all dividends.

	1998	1999	2000	2001	2002	2003
Bankshares	$100.00	$85.32	$118.89	$121.84	$112.55	$137.29
S&P 500	100.00	121.04	110.03	96.94	75.52	97.18
S&P Banks Composite Index	100.00	86.20	102.63	102.65	101.59	132.88

EXECUTIVE AND DIRECTOR COMPENSATION

Director Compensation

Directors who are employees are not compensated for their services as directors. Outside directors receive an annual retainer of $20,000 in December of each year. In addition, each outside director receives a $750 fee for each meeting of the Board of Directors and $500 for each Board Committee meeting he or she attends. Outside directors may elect to receive common stock, valued at the time of the payment of the retainer, in lieu of all or a portion of their annual retainer. The Chair of the Audit Committee receives a fee of $5,000 per year for serving in this position.

Our Deferred Compensation Plan gives non-employee directors of Bankshares and of participating affiliates the option to defer the retainer and other fees. Under the plan, at the close of each calendar quarter the sum of cash deferred in that quarter by a director is converted to units by dividing such sum by the closing market price of our common stock, and the units are then cumulatively credited to the director’s account. At the close of each calendar quarter, the sum of dividend equivalents attributable to the director’s account at the beginning of the quarter, assuming that such dividends had actually been paid and had been reinvested in the Bankshares Dividend Reinvestment Plan, is similarly converted to additional units and cumulatively credited. When a participating director ceases to serve as a director, a cash sum is computed by multiplying the number of units in his account by the closing market price of our common stock at a time specified in the plan. This sum is paid in cash to the director (or a designated beneficiary) over the period of one to ten years as specified by the director. Any unpaid balance is credited with interest at five percent. Our Deferred Compensation Plan has been amended. See discussion under heading “Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors, as Amended.”

Summary Compensation Table

The table below shows before-tax salary, bonus and other compensation for our Chief Executive Officer, and the four next highest compensated executive officers based on salary and bonus received for 2003. In addition, the Table shows before-tax salary and bonus compensation for Wallace Mathai-Davis, who stepped down as a Director and as an Executive Officer, effective September 15, 2003.

Name and Principal Position					Long-Term Compensation Awards			All Other Compensation ($)(2)
Annual Compensation
	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)(1)		Securities Underlying Options (#)
Edward J. Kelly, III President and Chief Executive Officer	2003 2002 2001	850,000 850,000 768,300	— 392,300 —	45,000 56,600 69,000	2,076,600 278,800 —		50,000 50,000 100,000	126,500 78,400 60,500

J. Marshall Reid President of MSD&T	2003 2002 2001	400,000 400,000 400,000	— 184,600 —	— — —	225,000 —		15,000 15,000 —	77,700 41,800 49,300

John J. Pileggi Chief Executive Officer, Investment & Wealth Management Division, MSD&T (3)	2003 2002 2001	400,000 — —	— — —	— — —	100,000 — —		— — —	63,300 — —

Peter W. Floeckher, Sr. Executive Vice President, Affiliate Management (3)	2003 2002 2001	320,000 — —	— — —	— — —	21,100 — —		7,500 — —	36,800 — —

John L. Unger Senior Vice President, Secretary and General Counsel (3)	2003 2002 2001	300,000 202,000 —	— 54,800 —	— — —	— — —		10,000 5,000 —	29,700 — —

Wallace Mathai-Davis Chairman, Investment and Wealth Management Division, MSD&T (until September 2003)	2003 2002 2001	775,000 700,500 —	— 357,700 —	— — —	— 2,230,500 —	(4)	— — —	108,800 3,200 —

(1)	As of December 31, 2003, Mr. Kelly owned 64,167 shares of Bankshares restricted stock valued at $2,924,700; Mr. Reid owned 3,333 shares of Bankshares restricted stock valued at $151,900; Mr. Pileggi owned 2,889 shares of Bankshares restricted stock valued at $131,700; and Mr. Floeckher owned 609 shares of such restricted stock valued at $27,800. All such restricted stock was issued under the 1999 Plan. Of Mr. Kelly’s shares, 4,167 were issued in 2002 (as part of a total grant of 6,250 shares) and 60,000 were issued in 2003. The 2002 grant vests in equal installments over three years. The 2003 grant vests in its entirety on April 1, 2006. All of Mr. Reid’s shares were issued in 2002 as part of a total grant of 5,000 shares. That grant also vests in equal installments over three years. The shares owned by Mr. Pileggi and Mr. Floeckher were issued in 2003 and represent a portion of their bonus under the Incentive Plan in respect of performance for 2002. Such shares vest in their entirety on the first anniversary of their date of grant. All grants are subject to forfeiture prior to vesting upon the occurrence of certain events. Dividends are not payable on Restricted Stock until such time as it vests. In lieu of dividends, we have and will set aside dividend equivalents for each grantee equal to the amount of dividends they would have received had dividends actually been paid on these shares and reinvested in common stock under our Dividend Reinvestment and Stock Purchase Plan. At each vesting date, the number of shares accumulated by these dividend equivalents will be issued as additional award shares under the 1999 Plan.

(2)	Represents the cost of group term life insurance deemed to be employee income under the Internal Revenue Code, and contributions made on behalf of the executive officer by MSD&T, and in the case of Mr. Floeckher, by another affiliate, to the Bankshares Thrift Plan and to supplemental thrift and cash balance pension plans as follows:

Name	Year	Life Insurance	Thrift Plan	Supplemental Plans	Total
Mr. Kelly	2003 2002 2001	$2,800 1,400 700	$12,000 12,000 —	$111,700 65,000 59,800	$126,500 78,400 60,500
Mr. Reid	2003 2002 2001	1,300 800 700	12,000 12,000 10,200	64,400 29,000 38,400	77,700 41,800 49,300
Mr. Pileggi	2003	1,300	6,000	50,000	57,300
Mr. Floeckher	2003	1,000	12,000	23,800	36,800
Mr. Unger	2003 2002	1,000 —	12,000 —	16,700 —	29,700 —
Mr. Mathai-Davis	2003 2002	3,600 3,200	12,000 —	93,300 —	108,900 3,200

(3)	Mr. Pileggi was made an executive officer in November 2003 and was terminated in March 2004. Mr. Floeckher was made an executive officer in November 2003, and Mr. Unger was hired in March 2002.

(4)	Represents a 50,000 share restricted stock grant to Mr. Mathai-Davis made at the time of his employment. All such shares became fully vested when he stepped down from his positions with the Company.

Option Grants in Last Fiscal Year

The following table gives information on stock options granted to the persons named in the Summary Compensation Table during 2003.

Stock option grant table (1)

Name	Number of Securities Underlying Options granted (#)	Percent of total options granted to employees	Exercise or base price ($/share)	Expiration date	Grant date present value ($/share) (2) (3)
Mr. Kelly	50,000	11.87	34.61	4/1/2013	341,100
Mr. Reid	15,000	3.56	34.61	4/1/2013	102,300
Mr. Pileggi	15,000	3.56	34.61	(4)	102,300
Mr. Floeckher	7,500	1.78	34.61	4/1/2013	51,200
Mr. Unger	10,000	2.37	34.61	4/1/2013	68,200
Mr. Mathai-Davis	20,000	4.75	34.61	(5)	136,500

(1)	All of these options were granted pursuant to the 1999 Plan, are intended to be incentive stock options for federal income tax purposes to the extent permitted by law and regulations, were granted at market value on the date of grant, vest ratably over a three-year period and have a term of ten years. None of these options is performance-based.

(2)	Caution is recommended in interpreting the financial significance of these figures. The grant date present values are not intended to forecast possible future appreciation. Further, the figures do not reflect that no more than one-third of the options granted will become exercisable on and after each anniversary date of the grants. No gains to the optionees are possible without stock price appreciation.

(3)	The grant date present value of options granted (6.8227 weighted average per share) is reported using the Black-Scholes option pricing model and assumes: (a) the grant date of April 1, 2003; (b) the exercise price of $34.61; (c) a weighted average expected option term of 5.38 years; (d) a risk-free interest rate of 3.28%; (e) a dividend yield of 3.37%; and (f) volatility of 26.2%.

(4)	These options lapsed in March 2004 upon Mr. Pileggi’s termination as an executive officer of Bankshares and MSD&T.

(5)	These options lapsed in September 2003 when Mr. Mathai-Davis stepped down as an executive officer of Bankshares and MSD&T.

Option Exercises and Year-End Values

The following table shows the number and value of stock options (exercised during 2003 and unexercised as of December 31, 2003) for the persons named in the Summary Compensation Table. No stock appreciation rights were outstanding in 2003.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) (1)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (2)
			Exercisable	Unexercisable(3)	Exercisable	Unexercisable
Mr. Kelly	—	—	21,667	133,333	41,500	884,700
Mr. Reid	—	—	32,783	22,500	1,062,400	372,800
Mr. Pileggi	—	—	—	15,000	—	164,600
Mr. Floeckher	—	—	4,793	12,708	76,500	146,700
Mr. Unger	—	—	1,667	13,333	700	101,100
Mr. Mathai-Davis	—	—	—	—	—	—

(1)	Represents the number of shares of common stock underlying options held by each person named in the Summary Compensation Table.

(2)	Calculated based on the closing price of our common stock on December 31, 2003 ($45.58) less the option exercise price. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

(3)	Certain options shown as unexercisable at December 31, 2003 were subsequently forfeited in March 2004 because performance targets were not met. The number of such options forfeited, and their value as of December 31, 2003, is set forth in the following table.

	Options Forfeited(#)	Value Unexercisable($)
Mr. Kelly	25,000	158,300
Mr. Reid	10,000	202,400
Mr. Floeckher	3,125	63,200

Equity Compensation Plans

The following table provides information as of December 31, 2003 with respect to our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,511,431	$27.814	1,673,804
Equity compensation plans not approved by security holders	0	0	0

Total	1,511,431	$27.814	1,673,804

RETIREMENT AGREEMENTS AND PLANS

Cash Balance Pension Plan

We sponsor an employees’ cash balance pension plan which has been adopted by a majority of our affiliates. Each plan participant who was employed on January 1, 1991 was credited under the cash balance pension plan with a frozen accrued benefit representing the benefit he or she had earned under the plan, determined as of December 31, 1990, and based generally on past service and career average annual compensation. For service on and after January 1, 1991, the cash balance pension plan is designed to maintain separate participant accounts for each eligible employee. These cash balance accounts are credited with annual contribution allocations equal to various percentages of compensation based on years of credited service and age. Interest allocations, tied to a 52 week U.S. Treasury Bill rate, are also credited annually to these cash balance accounts. Plan benefits paid at retirement will be paid in annuity form and will consist of the sum of any frozen accrued benefits and the cash balance accounts. The plan does not determine benefits primarily by final average compensation.

All of our officers participate in the cash balance pension plan. Directors who are not also officers of Bankshares or an affiliate do not participate in the cash balance pension plan.

Estimated annual pension benefits shown below are presented as straight life annuities, even though retirees may elect to receive a form of benefit other than a straight life annuity. The benefits are based on cash compensation for 2003. For future years, it is estimated that the executive officers’ salaries will increase through their dates of retirement at the plan’s internal salary increase assumption. Actual salary increases and possible bonuses may differ from the plan’s internal salary increase assumption.

At the plan’s normal retirement age of 65, the individuals named below would have the following estimated annual pension benefits: Mr. Kelly, $327,000; Mr. Reid, $108,000; Mr. Floeckher, $106,000; and Mr. Unger, $99,000. These amounts are the total of estimated payments from the plan and as described in the following section entitled “Supplemental Cash Balance Pension Plan.” Neither Mr. Pileggi nor Mr. Mathai-Davis is entitled to any benefits under this plan.

Supplemental Cash Balance Pension Plan

We sponsor an unfunded, nonqualified, supplemental cash balance pension plan. All of our employees and our affiliates’ employees having compensation for a calendar year in excess of the compensation limit imposed by Section 401(a)(17) of the Internal Revenue Code for tax-qualified retirement plans and who are approved for participation by the Board’s Employee Benefit Committee are eligible participants under this plan. At the end of a calendar year, the account of each participant is credited with an amount equal to the difference between the amount with which the participant’s account under the cash balance pension plan would have been credited but for the compensation limitation imposed by the Internal Revenue Code, and the amount actually credited to the participant’s account under the cash balance pension plan. In addition, if a participant’s benefit under the cash balance pension plan is limited by Section 415 of the Internal Revenue Code and is not already provided for under this plan, an amount equal to the shortfall will be added to the participant’s account. At the end of a calendar year (but prior to the above credit), each participant’s account is credited with interest equal to the average value of interest rates on 52 week U.S. Treasury Bills, determined pursuant to a fixed formula, but no less than four percent nor more than 12 percent, until the participant’s account is fully distributed. Generally, an account is distributed after the participant’s termination of employment or death, either in a single-sum payment, or in equal annual installments over a period not to exceed ten years. The plan does not determine benefits primarily by final average compensation.

For 2003, Mr. Kelly’s account was credited with $78,200; Mr. Reid’s with $51,100; Mr. Pileggi’s with $35,000; Mr. Floeckher’s with $17,900; Mr. Unger’s with $11,700; and Mr. Mathai-Davis’ with $65,300.

Thrift Plan

We sponsor a Thrift Plan, of the type described in Section 401(k) of the Internal Revenue Code, which all of our affiliates have adopted for the benefit of all eligible employees. The plan provides that corporate contributions, based on a percentage of an employee’s salary, are paid to the employee’s thrift plan account. Additionally, employees may elect to defer up to 25% of their salaries up to the limit prescribed by the Internal Revenue Code by redirecting the deferred amount to their thrift plan accounts, in which case their employers match a portion of the amount deferred.

The amounts of salary deferred during 2003 by the persons named in the Summary Compensation Table are included in the amounts provided under the caption “Salary” in that table, and the corporate contributions for each during 2003 are included under the caption “All Other Compensation” in the Summary Compensation Table.

Supplemental Thrift Plan

We sponsor an unfunded, nonqualified supplemental Thrift Plan. Generally, all vice presidents and more senior officers who participate in the thrift plan, who have compensation for a calendar year in excess of the compensation limit imposed by Section 401(a)(17) of the Internal Revenue Code for tax qualified retirement plans and who are approved for participation by the Board’s Employee Benefit Committee are eligible participants under this plan. At the end of a calendar year, the account of each participant is credited with an amount equal to 3% of the portion of the participant’s compensation for that calendar year that exceeds the compensation limit imposed by the Internal Revenue Code. At the end of a calendar year (but prior to the above credit), each participant’s account is credited with interest at the per annum rate of five percent, except that interest is pro-rated for accounts that terminate in midyear. Generally, an account is distributed in a lump sum payment after a participant’s termination of employment or death.

For 2003, Mr. Kelly’s account was credited with $33,500; Mr. Reid’s with $13,300; Mr. Pileggi’s with $15,000; Mr. Floeckher’s with $6,000; Mr. Unger’s with $5,000; and Mr. Mathai-Davis’ with $28,000.

Supplemental Retirement Agreement

We entered into a nonqualified, unfunded Supplemental Retirement Agreement with Mr. Kelly upon his employment in 2001. This agreement is intended to restore benefits lost because of statutory limits imposed by federal law and to supplement the retirement benefits received by Mr. Kelly under our Cash Balance Pension Plan. The monthly amount of the supplemental benefit is equal to one-twelfth of the sum of (i) the product of 0.5% of Mr. Kelly’s final average compensation multiplied by his first 10 years of service, (ii) the product of 1% of Mr. Kelly’s final average compensation multiplied by his next 15 years of service, and (iii) the product of 3% of Mr. Kelly’s final average compensation multiplied by his next 15 years of service, reduced by benefits paid under our Cash Balance Pension Plan, Supplemental Cash Balance Pension Plan, Thrift Plan, Supplemental Thrift Plan, and his primary Social Security benefits. “Final average compensation” means the average of Mr. Kelly’s annual compensation for the three full years within the final five years of employment that produce the highest average. Annual compensation for this purpose includes base salary and bonus, in each case prior to reductions for elective contributions under qualified and nonqualified plans and deferrals under any nonqualified deferred compensation plan. “Years of Service” are measured from the date Mr. Kelly attained age 25. The supplemental benefit is generally paid in the form of a single life annuity for Mr. Kelly’s life and is subject to reduction in the event of early retirement or other termination of employment, disability or death prior to age 65.

The following table sets forth estimated total annual benefits that are payable to Mr. Kelly under the formula in his Supplemental Retirement Agreement (which amounts will be reduced by the benefits paid under our Cash Balance Pension Plan, Supplemental Cash Balance Pension Plan, Thrift Plan, Supplemental Thrift Plan, and his primary Social Security benefits). As of March 15, 2004, Mr. Kelly has 26 credited years of service under the agreement.

Average Compensation During Highest Three Years in the Last Five Years Before Retirement	Estimated Annual Retirement Benefits for Years of Credited Service
	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years
$ 500,000	$50,000	$75,000	$100,000	$175,000	$250,000	$325,000
1,000,000	100,000	150,000	200,000	350,000	500,000	650,000
1,500,000	150,000	225,000	300,000	525,000	750,000	975,000
2,000,000	200,000	300,000	400,000	700,000	1,000,000	1,300,000
2,500,000	250,000	375,000	500,000	875,000	1,250,000	1,625,000

None of the other persons named in the Summary Compensation Table has a supplemental retirement agreement.

Employment Agreements

We and MSD&T have entered into an agreement with Mr. Kelly, pursuant to which he serves in his executive positions. The agreement is for an initial term of five years and is subject to annual renewal thereafter. Mr. Kelly’s annual base salary is not less than $850,000, which may be increased from time to time. The agreement provides that his base salary will not be less in any year than in the preceding year. He will be eligible for bonuses as a Class I participant in the Incentive Plan. Mr. Kelly will participate in all other compensation plans for which he is eligible, including the retirement plans discussed above.

We and MSD&T have entered into an agreement with Mr. Unger, pursuant to which he serves in his executive positions. The agreement is for an initial term of three years and is subject to annual renewal thereafter. Mr. Unger’s annual base salary is not less than $260,000, which may be increased from time to time. He will be eligible for bonuses as a Class II participant in the Incentive Plan. Mr. Unger will participate in all other compensation plans for which he is eligible, including the retirement plans discussed above.

MSD&T has entered into an agreement with Mr. Pileggi, pursuant to which he served in his executive position. The agreement was for an initial term of three years and was subject to annual renewal thereafter. Mr. Pileggi’s annual base salary was not less than $400,000, which could have been increased from time to time. He was eligible for bonuses in the discretion of the Board of Directors of MSD&T. Mr. Pileggi participated in all other compensation plans for which he was eligible, including the retirement plans discussed above. Mr. Pileggi’s employment was terminated in March 2004.

We and MSD&T have entered into an agreement with Mr. Mathai-Davis, pursuant to which he served in his executive position. The agreement was for an initial term of four years and was subject to annual renewal thereafter. Mr. Mathai-Davis’ annual base salary was not less than $775,000, which could have been increased from time to time. The agreement provided that his base salary would not be less in any year than in the preceding year. He was entitled to 50,000 shares of restricted common stock under the 1999 Plan, subject to a vesting requirement based on credited service. He was eligible for bonuses in the discretion of the Board of Directors of MSD&T. Mr. Mathai-Davis participated in all other compensation plans for which he was eligible, including the retirement plans discussed above.

Mr. Mathai-Davis stepped down as an executive officer of Bankshares and MSD&T, effective September 15, 2003. Under the terms of Mr. Mathai-Davis’ employment agreement with the Company, all benefits provided to Mr. Mathai-Davis under that agreement (including salary) will continue until the expiration of its original term on February 1, 2006. We entered into an agreement with Mr. Mathai-Davis, effective as of September 15, 2003, that clarified the nature, extent and duration of such benefits. That agreement provides that Mr. Mathai-Davis will continue to receive his salary, employee benefits and certain perquisites through February 1, 2006 unless (with respect to salary) earlier terminated on death or disability and remain eligible for a 2003 bonus (prorated through September 15, 2003) based on previously determined performance criteria. Those criteria were not met, however, and thus no bonus was paid for 2003. He is not eligible to participate in any bonus or stock-based incentive compensation plans after September 15, 2003. We will make contributions on his behalf to existing supplemental thrift and cash balance pension plan arrangements through (with additional payments to the supplemental thrift plan in lieu of participation in the thrift plan) February 1, 2006 or until his death if earlier. In accordance with the terms of his stock option agreements, all of such options terminated as of September 15, 2003. Under the terms of the restricted stock grant issued to Mr. Mathai-Davis at the time of his employment, such restricted stock became fully vested as of September 15, 2003. We have released Mr. Mathai-Davis from certain non-completion obligations and Mr. Mathai-Davis agreed to the termination of his Executive Severance Agreement.

Change of Control and Other Agreements

We have entered into an Executive Severance Agreement with each of Messrs. Kelly, Reid, Pileggi, Floeckher, Unger and Mathai-Davis. In the event that during the effective period of the agreements, following a “change of control” of Bankshares, Messrs. Kelly, Reid, Floeckher or Unger is terminated (prior to his retirement date) within three years of a change of control without “cause” or if such officer resigns for “good reason,” then he is entitled to receive certain cash payments. Messrs. Pileggi’s and Mathai-Davis’ Executive Severance Agreements are no longer in effect. Payments which may be made under the agreements are calculated at the maximum amount (when combined with amounts otherwise payable upon termination) which is deductible under Section 280G of the Internal Revenue Code. Generally, the maximum amount deductible is three times average base annual compensation (including salary, bonus, fringe benefits and deferred compensation) over five years. The Agreement provides, however, for additional payments to the officer to make him whole for the consequence of any excise tax imposed upon him if the Section 280G limits are exceeded. For the purposes of the agreement, a “change of control” means any of the following occurrences: (a) a person or group becomes the beneficial owner of at least 20% of our outstanding common stock; (b) there occur certain specified changes in the composition of the Board of Directors; (c) our stockholders approve a reorganization, merger, consolidation or statutory share exchange unless after such transaction, holders of the previously outstanding common stock own specified amounts of the combined voting power of the surviving entity; or (d) a liquidation or dissolution of Bankshares or sale of all or substantially all of our assets. For purposes of this agreement, termination by us for “cause” means termination upon (i) an act of personal dishonesty taken by the officer intended to result in substantial personal enrichment of the officer at our expense, (ii) the officer’s willful, deliberate and continued failure to perform substantially his duties, which is not remedied after receipt of written notice, or (iii) conviction of a felony. “Good reason” includes the assignment to the officer of any duties inconsistent with his status and position as they exist immediately prior to the change of control, a substantial failure by us to comply with our obligations to the officer under our employment arrangement with such officer, relocation of the officer’s place of employment outside of the City of Baltimore, a purported termination of the officer not otherwise permitted under his employment arrangement or the failure of any potential successor to assume expressly the obligations of the agreement.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and officers covered by that section to file reports with the Securities Exchange Commission and Nasdaq relating to their common stock ownership and any changes in that ownership. We have reviewed the copies of the reports that have been filed, and written representations from the individuals required to file the reports. Based on this review, we believe that during 2003 each of our directors and executive officers has complied with applicable reporting requirements for transactions in our equity securities, except that Forms 4 covering the third quarter acquisitions of phantom stock units under the Bankshares Directors’ Deferred Compensation Plan were filed three days late for the following directors because of technical problems beyond their control: Ms. Archer, 123 units; Mr. Benna, 37 units; Mr. Berndt, 620 units; Dr. Brody, 18 units; Mr. Deering, 57 units; Mr. Friedman, 102 units; Dr. Hrabowski, 24 units; Mr. Kinsley, 73 units; Mr. Plant, 26 units; Mr. Rose, 44 units; Mr. Shea 58 units; and Mr. Shepard, 103 units. In addition, Mr. Benna filed a Form 4 six days late covering the issuance of 17,638 shares of common stock in exchange for his shares of F & M Bancorp stock, and filed a year-end Form 5 covering his exchange of F & M Bancorp director options for Bankshares options. Mr. Bowen filed a Form 4 six days late covering the issuance of 8,602 shares of common stock in exchange for his shares of F & M Bancorp stock, and filed a year-end Form 5 covering his exchange of F & M Bancorp director options for Bankshares options. In both instances, Messrs. Benna’s and Bowen’s late filings were the result of administrative errors.

Mr. Kenneth A. Bourne, Jr. filed a year-end Form 5 reflecting an exercise of employee stock options during 2003, and Mr. Kinsley filed a Form 5 reflecting a purchase of 2,000 shares of Common Stock during 2003.

Extensions of Credit to Directors and Officers

In the ordinary course of business, our affiliates have made loans and extended credit, and expect in the future to make loans and extend credit, to our directors, officers, and their associates, including entities of which these individuals may be a director, officer, partner, member or employee. None of these loans is preferential or nonperforming, and we believe that all are in conformity with the Sarbanes-Oxley Act of 2002.

Director and Officer Transactions and Other Business Relationships

In the ordinary course of business, we may use the products or services of organizations of which our directors are officers or directors. The firm of Gallagher, Evelius & Jones, LLP, of which Mr. Berndt is managing partner, renders legal services to MSD&T and certain accounts of which it is a fiduciary, and certain of our other affiliates. In addition, the law firm of Venable LLP, of which Mr. Shea is managing partner, renders legal services to Bankshares, certain of its affiliates and certain accounts of which MSD&T is a fiduciary. It also leases its Baltimore office space from one of our affiliates.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or ever was an officer or employee of Bankshares. No member of the Compensation Committee is, or was during 2003, an executive officer of another company whose board of directors has a comparable committee on which one of our executive officers serves.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of five independent directors and operates under a written Charter adopted by the Board of Directors. The Committee held seven meetings during the last fiscal year. The Audit Committee has selected PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as Bankshares independent auditors for 2004. The Audit Committee discussed its selection with the Board of Directors which unanimously ratified the selection of PricewaterhouseCoopers.

Management is responsible for internal controls and the financial reporting process of Bankshares. The independent auditors are responsible for performing an independent audit of the consolidated financial statements of Bankshares in accordance with generally accepted auditing standards and for issuing a report thereon. As provided in its Charter, the Audit Committee’s responsibilities include oversight of these processes.

In this context and in accordance with its Charter, the Audit Committee has met and held discussions with management and the independent auditors. The Audit Committee meets separately at each meeting with Bankshares internal and independent auditors. Management represented to the Audit Committee that audited consolidated financial statements for the fiscal year ended December 31, 2003, (the “Financial Statements”), were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the Financial Statements with management and the independent auditors, including discussions with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors its independence from us and our management. The Committee considered the non-audit services that the independent auditors provided in 2003 and determined that the provision of those services is compatible with and does not impair the auditors’ independence. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee pre-approves all audit and non-audit services performed by the independent auditors.

In fulfilling its oversight responsibility of reviewing the services performed by the independent auditors of Bankshares, the Audit Committee carefully reviews its policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of Bankshares internal controls, and the overall quality of Bankshares financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described following this report.

Based on the Audit Committee’s review and discussions of the matters referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the Financial Statements be included in Bankshares Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Cynthia A. Archer (Chair)

George L. Bunting, Jr.

Morton B. Plant

Christian H. Poindexter

Clayton S. Rose

AUDIT FEES

PricewaterhouseCoopers was our independent auditors for 2003. Aggregate fees for professional services rendered by PricewaterhouseCoopers for the fiscal years ended December 31, 2003, and December 31, 2002, were as follows:

	Fiscal Year Ended December 31, 2003	Fiscal Year Ended December 31, 2002
Audit Fees	$557,600	$365,241
Audit Related Fees	121,200	55,000
Tax Fees	231,746	217,960
All Other Fees	102,696	31,077

	$1,013,242	$669,278

Audit Fees were for professional services rendered and for the audits of our consolidated financial statements and the issuance of comfort letters, consents and the review of documents filed with the Securities and Exchange Commission. Audit Related Fees were for assurances and related services concerning the Report of Institutional Trust Controls (SAS 70) and regulatory reports on internal controls. Tax Fees were related to tax compliance, tax planning and tax advice, including assistance with and representation in tax audits. All Other Fees were for services rendered for information systems reviews not performed in connection with the audit, compensation and other consulting services.

PricewaterhouseCoopers did not render professional services in connection with financial system design and implementation to us during the years ended December 31, 2003, and 2002.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Under its Charter, the Audit Committee is responsible for selecting our independent auditors. The principal auditor for each year is typically selected at the Audit Committee meeting held in August. The Audit Committee periodically pre-approves the engagement of the principal auditor to perform certain defined audit and non-audit services. These engagements include the performance of services in connection with the issuance of consents, comfort letters, the review of documents filed with the Securities and Exchange Commission, and consulting with us on accounting or control issues which may arise during the year. The Audit Committee also periodically pre-approves the engagement of the principal auditor to work with management in the evaluation of tax planning and compliance matters. All other projects involving the principal auditor are specifically reviewed and approved prior to the engagement of the audit firm.

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has appointed PricewaterhouseCoopers to serve as our independent auditors for 2004. The Board seeks to have the stockholders ratify the Audit Committee’s appointment of PricewaterhouseCoopers, which the stockholders have approved as our independent public accountants since 1979. Representatives of PricewaterhouseCoopers will be present at the Annual Meeting to make a statement, if they desire to do so, and to respond to appropriate questions. If the appointment of PricewaterhouseCoopers is not ratified by the stockholders, the Audit Committee may appoint other independent public accountants or may decide to maintain its appointment of PricewaterhouseCoopers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR 2004.

MERCANTILE BANKSHARES CORPORATION 1999 OMNIBUS STOCK PLAN, AS AMENDED

The Board of Directors has approved certain amendments to the 1999 Plan, which was previously adopted by the Board of Directors and approved by our stockholders. The Board of Directors recommends that you approve the 1999 Plan, as amended. The amendments do not change the maximum number of shares of our common stock that may be issued pursuant to awards granted under the 1999 Plan. The 1999 Plan, as amended, provides for the issuance of up to 3,000,000 shares of our common stock. The 1999 Plan, as amended, is attached as Appendix A hereto and the description of the 1999 Plan and amendments thereto is subject to the actual text of the 1999 Plan, as amended.

Description of Reasons for Seeking Stockholder Approval of the 1999 Plan, as Amended

The principal changes to the 1999 Plan and the reasons for submitting the 1999 Plan as amended, for stockholder approval are described below.

Stockholder approval is being sought for the 1999 Plan, as amended, in order to satisfy one of the prerequisites for treatment of certain awards under the 1999 Plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Under Section 162(m) of the Code, the amount which we may deduct on our federal income tax return for compensation paid to certain “covered employees” (generally, the chief executive officer and the four highest paid executive officers other than the chief executive officer) in any taxable year is limited to $1,000,000 per individual. However, compensation that qualifies as “performance-based compensation” is not subject to the $1,000,000 deduction limit. Awards under the 1999 Plan which are granted or otherwise become vested or exercisable based on meeting targets with respect to performance goals may qualify for the “performance-based compensation” exception under Section 162(m), if the procedures thereunder are followed. However, such awards will not be eligible to qualify as “performance-based compensation” for this purpose unless the material terms of the performance goals under the 1999 Plan are disclosed to and reapproved by our stockholders every five years.

Because the material terms of the performance goals set forth in the 1999 Plan were last approved by our stockholders in 1999, the material terms of the performance goals must be reapproved by the stockholders at the 2004 annual meeting. The material terms of the performance goals include a maximum annual limit on the number of shares that may be subject to awards granted to any one employee and performance criteria on which the grant, vesting or exercisability of an award may be based. You are being asked to reapprove a 450,000 share limit on the number of shares that may be subject to awards granted to any one employee in one fiscal year, which is the same limit previously approved by stockholders in 1999. You are also being asked to reapprove the same performance criteria approved in 1999 on which the grant, vesting or exercisability of an award may be based. These are: earnings per share, return on equity, return on assets, income or net income, operating income or net operating income, or subcategories or combinations of the foregoing. In addition, you are being asked to approve the following two other performance criteria not previously included in the 1999 Plan: total stockholder return and share price. In March 2004, the Compensation Committee approved, subject to approval of the 1999 Plan, as amended, a restricted stock program for certain executive officers under the 1999 Plan. This program is performance-based and utilizes the total stockholder return as the applicable performance measure.

The 1999 Plan, as amended, describes the procedures that the Compensation Committee must follow in granting and approving awards intended to meet the “performance-based compensation” exception under Code Section 162(m). The 1999 Plan has been amended to provide that 1999 Plan amendments must be submitted for stockholder approval if necessary to comply with a rule of any exchange or automated quotation system on which our common stock is listed or quoted.

Description of 1999 Plan

An aggregate of 3,000,000 shares of common stock is authorized for issuance under the 1999 Plan. The maximum number of shares of common stock which may be covered by grants to any employee in any fiscal year is 450,000 shares. The 1999 Plan will be administered by the Compensation Committee of the Board of Directors. If not sooner terminated by the Board of Directors, it will terminate on April 27, 2009.

The Committee may, from time to time, grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and phantom stock units, collectively, Stock Incentives, under the 1999 Plan. Grants of Stock Incentives may be made by the Compensation Committee to our employees and employees of our affiliates who are “key employees” taking into account, among other items, their potential contributions to our and our affiliates long term success and the services rendered, or to be rendered, by such individuals. Subject to restrictions noted herein, the Compensation Committee has broad authority to determine the terms and conditions upon which such Stock Incentives may be granted, including, among other things, when they may be granted, their duration, and conditions for their exercise and forfeiture.

The Compensation Committee may condition any grant or award, or the vesting or exercisability of the grant or award, on one or more pre-established, objective performance goals. Such goals may include performance criteria such as earnings per share, return on equity, return on assets, income or net income, operating income or net operating income, total shareholder return, share price, and sub-categories or combinations of the foregoing. Stock options give the optionee the right to purchase a number of shares of common stock at future dates and at an established price, all as determined by the Compensation Committee on the date of the grant. The price may be not less than the fair market value of the common stock on the date of grant. The definition of “fair market value” under the 1999 Plan is the closing price per share of common stock on Nasdaq (or alternative market in which the stock is then traded) on the date the stock is valued pursuant to the Stock Incentive being issued. The term of options granted under the 1999 Plan may not exceed ten years.

A stock appreciation right under the 1999 Plan gives the holder the right to receive, subject to the terms of the grant, stock, cash, or both stock and cash, in an amount equal to the appreciation (between the time of grant and the time of exercise of the right) in the fair market value of one share of common stock. The Compensation Committee determines what portion of the appreciation is paid in cash or stock and the fair market value of any shares issued in payment. Restricted stock issued under the 1999 Plan is common stock issued subject to such conditions for forfeiture and transfer restrictions as the Compensation Committee determines. Employees to whom restricted stock is granted are entitled to all other benefits of stockholders, including receipt of non-cash dividend equivalents and voting rights. Phantom stock units, or PSUs, are equivalent to but not actual shares of common stock which, upon exercise, entitle the holder to receive the fair market value of the underlying stock as of a date determined by the Compensation Committee. The Compensation Committee determines the specific terms of the grant, including any vesting schedule and any payment to the grantee to parallel dividends on the common stock.

Under the 1999 Plan, the Committee may permit Stock Incentives to be exercised with common stock, including shares of common stock previously acquired pursuant to a Stock Incentive under the Plan or pursuant to another plan, or shares acquired pursuant to the pyramiding of shares received upon the simultaneous surrender and exercise of a Stock Incentive. Should any stock option granted under the 1999 Plan expire, be cancelled or otherwise terminate prior to its exercise, or should any restricted stock be forfeited, the shares subject to such option or forfeited restricted stock shall be available for further grants. Stock Incentives, other than restricted stock, may not be transferred other than by will or the laws of descent and distribution or as otherwise permitted by the Compensation Committee. In the event of a tender offer for our stock or any share exchange, merger, consolidation or similar transaction, the Compensation Committee or the Board of Directors may take action to effectuate the purposes of the 1999 Plan, including, among other things, acceleration or change of exercise dates.

Tax Information

Some of the stock options issuable under the 1999 Plan may be “incentive stock options” within the meaning of Section 422 of the Code, while others may be “non-qualified stock options.” The aggregate fair market value (as of the grant date of an incentive stock option) of the stock with respect to which incentive stock options become exercisable for the first time in any calendar year may not exceed $100,000. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for federal income tax purposes. The difference between the exercise price of the incentive stock option and the fair market value of the shares subject to the option at the time of exercise is an item of tax preference which may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise price. Upon any subsequent sale of such shares by the optionee, any difference between the sale price and the optionee’s tax basis in the shares will be treated generally as capital gain or loss.

We will not be entitled to a tax deduction upon the grant or exercise of an incentive stock option, or upon the sale of any shares acquired pursuant to such exercise, except that a tax deduction may be available to us if the employee sells the shares so acquired within two years of the date the option was granted or one year of the date of exercise. Upon the exercise of a non-qualified stock option, we generally are entitled to a deduction for federal income tax purposes in an amount equal to the income recognized by the optionee. Upon the exercise of a stock appreciation right, the grantee recognizes taxable income (subject to withholding) in an amount equal to any cash received plus an amount equal to the fair market value of any stock received. We are entitled to a deduction for federal tax purposes in an amount equal to the income recognized by the grantee. At the time restricted stock granted under the 1999 Plan is either transferable or no longer subject to a substantial risk of forfeiture, the grantee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the stock and the amount paid for the stock (if any). However, the grantee may make an election to be taxed as of the date that restricted stock is granted, in which case the grantee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the stock as of the grant date and the amount paid for stock (if any). We are entitled to a deduction for federal income tax purposes in an amount equal to the income recognized by the grantee. The grantee of a PSU recognizes taxable income (subject to withholding) at the time the PSU becomes exercisable in an amount equal to the then fair market value of our common stock, unless the terms under which the PSU was granted require forfeiture of the restricted stock to which it is related upon exercise of the PSU. If the terms under which the PSU was granted do require forfeiture of the restricted stock to which it is related, the grantee does not recognize income until the PSU is actually exercised. We are entitled to a deduction for federal tax purposes with respect to a PSU in an amount equal to the income recognized by the grantee.

FOR THE ABOVE REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 1999 PLAN, AS AMENDED.

MERCANTILE BANKSHARES CORPORATION AND PARTICIPATING AFFILIATES UNFUNDED DEFERRED COMPENSATION PLAN FOR DIRECTORS, AS AMENDED

We, since 1982, have maintained the Deferred Compensation Plan, which currently gives non-employee Directors of the Company and its participating affiliates the right to voluntarily defer their retainer and some or all of their fees. Amounts deferred by each individual Director are credited to a deferred compensation account as phantom stock units. At the end of each calendar quarter, until the participant ceases to be a non-employee Director, this account earns additional phantom stock units representing dividends paid on our common stock during such quarter. When the participant ceases to be a non-employee Director, the aggregate phantom stock units in the Participant’s account is converted to a dollar amount based on the fair market value of our common stock at that time and payments of the deferred compensation may be made, in the discretion of the participant, in a lump sum or in installments over a period of not more than ten years. Under the existing Deferred Compensation Plan, the account while being repaid is credited with five percent interest per annum until the account is paid in full. All payments are made in cash.

In order to further align Director compensation with the interests of shareholders, the Deferred Compensation Plan has been amended and restated, effective with respect to fees deferred by active non-employee Directors on and after March 9, 2004, to provide that: (1) after a participant ceases to be a non-employee Director, his or her account will continue to be credited with phantom stock units, as described above, and (2) all payments will be made in whole shares of our common stock. Notwithstanding the foregoing, any active non-employee Director may elect, no later than May 31, 2004, to have any balance in his or her account attributable to fees deferred prior to April 1, 2004, plus any dividend equivalent phantom stock units earned after such date with respect to such balance, paid in cash rather than our common stock; if this election is made, then at the time the participant ceases to be a non-employee Director, this portion of his or her account will be credited with five percent interest per annum until the account is paid in full. Note that the amendments to the Deferred Compensation Plan will not affect the crediting or payment provisions applicable to any retired Directors who have not yet been paid in full, or any Directors whose accounts under predecessor affiliate plans have been transferred to this Plan as separate subaccounts earning fixed interest. The benefits or amounts to be received under the Deferred Compensation Plan are not now determinable and are not determinable based on the last completed fiscal year.

The Deferred Compensation Plan is administered by a Committee. The Company has reserved 300,000 shares of our common stock to be used to make distributions under the Deferred Compensation Plan. Only non-employee Directors may participate in the Deferred Compensation Plan. The amount of benefits to be received by the non-employee Directors under the Deferred Compensation Plan are not now determinable. Neither the executive officers nor the non-executive officer employees may participate in the Deferred Compensation Plan. In the event a Participant dies before receiving full distribution of his or her account, the balance will be paid to the Participant’s designated beneficiary.

The amendments to the Deferred Compensation Plan became effective March 9, 2004, subject to stockholder approval. If the Deferred Compensation Plan, as amended, is not approved, we will continue to maintain the Deferred Compensation Plan as in effect without the amendments described above. The Board of Directors may amend or terminate the Deferred Compensation Plan at any time, but no such amendment or termination shall affect a participant’s rights to receive distributions of his accounts attributable to fees deferred prior to the effective date of such amendment or termination. The Deferred Compensation Plan, as amended, is attached as Appendix B hereto and the description of the Deferred Compensation Plan and amendments thereto is subject to the actual text of the Deferred Compensation Plan, as amended.

FOR THE ABOVE REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE DEFERRED COMPENSATION PLAN, AS AMENDED.

OTHER INFORMATION

Stockholder Proposals for the 2005 Annual Meeting

Our Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 120 days nor less than 90 days prior to the first anniversary of the mailing date of the notice of the preceding year’s annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to the provisions of our Bylaws for nominations or business to be considered at our 2005 Annual Meeting must be delivered to John L. Unger, Secretary, Mercantile Bankshares Corporation, Two Hopkins Plaza, Baltimore, Maryland 21201 between December 9, 2004 and January 8, 2005. Any such notice must also contain the information required by our Bylaws. A copy of the Bylaws may be obtained from Mr. Unger.

In addition, if you wish to have your proposal considered for inclusion in our 2005 Proxy Statement, we must receive it on or before December 9, 2004.

Article XII of the Bylaws provides that the Bylaws may be added to, altered, amended, repealed or suspended by a majority vote of the entire Board of Directors at any regular meeting of the Board or at any special meeting called for that purpose. Article XII further provides that any action of the Board of Directors in adding to, altering, amending, repealing or suspending the Bylaws must be reported to the stockholders and may be changed or rescinded at the next annual meeting of stockholders by a majority vote of all the stock then outstanding and entitled to vote. In the event that the Board of Directors determines during the year to amend the Bylaws and you intend to propose, in accordance with the foregoing, a change or rescission of such amendment, your notice to us of such proposal must comply with the foregoing advance notice provisions.

Expenses of Solicitation

This solicitation is being made by mail, but may also be made by telephone or in person by our officers and employees (without additional compensation). In addition, we have hired The Altman Group for $5,000 plus associated costs and expenses, to assist in the solicitation. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

Stockholder Communication with Board of Directors

Our Board of Directors has established a process for stockholders to send communications to it. A stockholder who has an interest in communicating with non-management members of the Board of Directors may do so by directing the communication to the Chairman of the Nominating and Corporate Governance Committee. Confidential messages for the Chairman of the Nominating and Corporate Governance Committee may be delivered through the Compliance Hotline at: 1-866-297-0224.

Report of Amendments to Bylaws

Article XII of our Bylaws provides that our Bylaws may be added to, altered, amended, repealed or suspended by a majority vote of our entire Board of Directors. Article XII also provides that we must report any such action of our Board of Directors to you, our stockholders, at the next annual meeting following such action and that you, our stockholders, may change or rescind such action at the next annual meeting by a majority vote of all the stock then outstanding and entitled to vote.

Since the 2003 Annual Meeting of Stockholders, our Board of Directors has approved four amendments to our Bylaws. Our Board amended our Bylaws to change from April to May the month in which annual meetings of stockholders will be held. In addition, our Board amended our Bylaws to clarify that our stockholders may, in addition to authorizing a proxy in a signed writing (as is currently specified in our Bylaws), authorize a proxy “in any manner permitted by law.” This amendment clarifies that our Board of Directors, if it chooses to do so, may provide, as is permitted by Maryland law, for proxy authorization by telephone, the Internet or any other legal means, thereby providing stockholders additional methods to vote on matters presented. Our Board also amended our Bylaws to remove the requirement that the Chairman of the Board, Vice-Chairman of the Board, the President and the Chief Executive Office be members ex officio of certain committees of the Board. This will provide the Board flexibility in determining the membership of its committees.

Finally, our Board of Directors has amended our Bylaws to change the notification requirements applicable to stockholders who wish to make nominations or bring business before a meeting of stockholders. The amended notification requirements, which replace existing Sections 9 and 10 of Article I of our Bylaws, are attached hereto as Appendix C. The amendment does not alter the notice requirements applicable to the 2004 Annual Meeting. The change, which is intended to facilitate the orderly administration of meetings of stockholders, will apply to meetings of stockholders held after the 2004 Annual Meeting. Prior to the amendment, the Bylaws provided, with certain limited exceptions, that a stockholder must provide advance notice to us not earlier than 90 days and not later than 60 days prior to a meeting of stockholders in order to properly nominate a person for election as a director at the meeting, or, only in the case of an annual meeting, to properly bring business before the annual meeting. Following the amendment, the Bylaws provide that a stockholder must provide advance notice to us not earlier than 120 days and not later than 90 days prior to the anniversary of the date of the mailing of notice of the preceding year’s annual meeting of stockholders in order to properly nominate a person for election as a director at an annual meeting or to properly bring business before an annual meeting. Also, the amended Bylaws provide that a stockholder must provide advance notice to us not earlier than 120 days and not later than 90 days prior to the date of a special meeting in order to properly nominate a person for election as a director at a special meeting at which directors are to be elected. Following the amendment, the Bylaws also require that additional information be included in the stockholder’s notice and give us the opportunity to request additional information from a stockholder. The amendment will permit us to ascertain and disclose the deadlines for advance notice of stockholder proposals and nominations prior to the time our annual meeting in any year is scheduled and will provide us additional time and information upon which to evaluate any stockholder proposal or nomination and determine our position with respect thereto. The amendment effected certain additional changes which are reflected in Appendix C.

The practical effect of Article XII of the Bylaws is to vest in our Board of Directors the power to amend the Bylaws, subject to the right of the stockholders upon their own initiative to change or rescind the action of the Board after receipt of notice. In order to provide such notice, certain provisions of the amended Bylaws are summarized above and the amendment to the Bylaws regarding notification requirements applicable to stockholders who wish to make nominations or bring business before a meeting of stockholders are set forth in Appendix C. No action is required by the stockholders unless a motion is made at the next annual meeting to change or rescind the action of the Board. In order to present such a motion at the annual meeting, a stockholder must comply with the advance notification requirements set forth in the Bylaws prior to the amendments.

APPENDIX A

FIRST AMENDMENT

TO

MERCANTILE BANKSHARES CORPORATION

1999 OMNIBUS STOCK PLAN

This First Amendment (“Amendment”) to the Mercantile Bankshares Corporation 1999 Omnibus Stock Plan (the “Plan”) amends the Plan as provided below effective as of such time as this Amendment is approved by the stockholders of Mercantile Bankshares Corporation (“MBC”). Capitalized terms not otherwise defined herein will have the meaning ascribed to such terms in the Plan.

1.    The second paragraph of Section 3.2 is deleted and replaced by the following:

With respect to any grant or award under the Plan, the Committee may condition the grant, award, or the vesting or exercisability of the grant or award, on one or more pre-established, objective performance goals (such grant or award being referred to herein as a “Performance Award”). Such goals may include the following performance criteria, in absolute or relative terms, with respect to MBC and/or its affiliates: earnings per share, return on equity, return on assets, income or net income, operating income or net operating income, share price, total shareholder return or sub-categories or combinations of the foregoing. In connection with any Performance Awards which are intended to meet the “performance-based compensation” exception under Section 162(m) of the Code, the Committee shall (i) establish in writing the specific targets relative to the performance goals which must be attained before the respective Performance Award is granted, awarded, vests, or becomes exercisable, (ii) provide in writing the method for computing the portion of the Performance Award which shall be granted, awarded, vested, or become exercisable if the target or targets are attained in full or part, and (iii) at the end of the relevant performance period and prior to any such grant, award, vesting, or exercisability certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing the portion of such Performance Award which shall be granted, awarded or vested, or become exercisable, with respect to any employee shall be established by the Committee prior to the earlier to occur of (i) ninety (90) days after the commencement of the performance period to which the performance goal applies and (ii) the elapse of twenty-five percent (25%) of the performance period and in any event when the outcome is substantially uncertain. With respect to the interpretation of Plan provisions applicable to performance goals and Performance Awards which are intended to meet the “performance-based compensation” exception under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations issued thereunder, and the Committee in interpreting the Plan shall be guided by such provisions. Except as otherwise permitted by such provisions, the Committee may not increase the award payable that would otherwise be due upon attainment of a performance goal, but may have discretion to reduce or eliminate an award payable upon attainment of the goal.

2.    Article 8 is amended to add the following as the last sentence thereof.

The Board shall, however, submit any Plan amendment for approval by the stockholders of MBC if required by any exchange or national automated quotation system upon which the Stock is listed or quoted.

3.    All references in the Plan and this Amendment to the Plan shall be deemed to be references to the Plan as amended hereby.

4.    This Amendment does not supersede the terms and conditions of the Plan, except to the extent expressly described herein, and the Plan, as amended hereby, shall remain in full force and effect as so amended.

MERCANTILE BANKSHARES CORPORATION

1999 OMNIBUS STOCK PLAN

ARTICLE 1

1999 OMNIBUS STOCK PLAN

For the purposes of this Plan, the definitions set forth in Sections 1.1 through 1.21 shall be applicable.

SECTION 1.1 AFFILIATE. “Affiliate” shall mean: (i) any corporation in which MBC owns, directly or indirectly, within the meaning of Section 424(f) of the Code, 50% or more of the total combined voting power of all classes of stock of such corporation on a Grant Date; and (ii) any parent corporation of MBC, within the meaning of Section 424(e) of the Code.

SECTION 1.2 BOARD. “Board” shall mean the Board of Directors of MBC.

SECTION 1.3 CODE. “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

SECTION 1.4 COMMITTEE. “Committee” shall mean the Committee appointed, pursuant to Section 3.3 of the Plan, to administer the Plan.

SECTION 1.5 EXERCISE DATE. “Exercise Date” shall mean the date on which an Option, SAR, or PSU is exercised, determined in accordance with the provisions of an Option Agreement, Restricted Stock Agreement, agreement granting a SAR or PSU, or such rules and regulations as the Committee may adopt.

SECTION 1.6 FAIR MARKET VALUE. “Fair Market Value” of a share of Stock on a date shares of Stock are to be valued (“valuation date”) in accordance with the provisions of an Option Agreement, Restricted Stock Agreement or other grant agreement made pursuant to this Plan shall mean:

(i)    the last reported sale price per share of Stock, regular way, on the valuation date, or in case no such sale takes place, the average of the closing bid and asked prices, regular way, on such date, in either case as reported in the principal consolidated transaction reporting system for securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq National Market (“NNM”); or

(ii)    if the Stock is not so listed or admitted to trading or included for quotation on the valuation date, the last quoted price, or if the Stock is not quoted the average of the high bid and low asked prices, regular way, on such date, in the over-the-counter market, as reported by the NASD Automated Quotations System, or if such system is no longer in use, the principal other automated quotation system then in use; or

(iii)    if the Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, on the valuation date, as furnished by a professional market maker making a market in the Stock as selected in good faith by the Committee; provided, however, that the determination of fair market value shall be made in good faith in accordance with the Code. If a valuation date is not a trading day, the determination shall be made as of the next preceding trading day. “Trading day” shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the NNM, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are closed.

SECTION 1.7 GRANTEE. “Grantee” shall mean a Key Employee who has been granted an Option, SAR, PSU, or Restricted Stock pursuant to the provisions of the Plan.

SECTION 1.8 GRANT DATE. “Grant Date” means the date on which the Committee formally acts to grant an Option, SAR, PSU, or Restricted Stock to a Grantee.

SECTION 1.9 ISO. “ISO” shall mean an option to acquire Stock that is an incentive stock option as defined in Section 422(b) of the Code.

SECTION 1.10 KEY EMPLOYEE. “Key Employee” shall mean any employee of MBC or an Affiliate whom the Committee determines to be a Key Employee, taking into account the nature of the services rendered or to be rendered by the particular employee, the employee’s potential contribution to the long-term success of MBC or an Affiliate, and such other factors as the Committee shall deem relevant.

SECTION 1.11 MBC. “MBC” shall mean Mercantile Bankshares Corporation.

SECTION 1.12 NON-ISO. “Non-ISO” shall mean an option to acquire Stock that is not an ISO.

SECTION 1.13 OPTION. “Option” shall mean an ISO and/or a Non-ISO.

SECTION 1.14 OPTION AGREEMENT. “Option Agreement” shall mean an agreement between MBC (or an Affiliate) and a Grantee memorializing the terms and conditions of an Option granted under Section 4.1 of the Plan, and any SAR granted in tandem therewith.

SECTION 1.15 OPTION PRICE. “Option Price” shall mean the price per share of Stock at which an option may be exercised.

SECTION 1.16 PLAN. “Plan” shall mean this Mercantile Bankshares Corporation 1999 Omnibus Stock Plan.

SECTION 1.17 PSU. “PSU” shall mean a phantom stock unit, which, upon exercise thereof, shall entitle Grantee to the Fair Market Value of a share of Stock determined as of such date as the Committee shall specify.

SECTION 1.18 RESTRICTED STOCK. “Restricted Stock” shall mean Stock granted to and registered in the name of a Grantee pursuant to Section 5.1 of the Plan, but that is non-transferable and subject to forfeiture in accordance with the provisions of Article 5 of the Plan.

SECTION 1.19 RESTRICTED STOCK AGREEMENT. “Restricted Stock Agreement” shall mean an agreement between MBC (or an Affiliate) and a Grantee memorializing the terms and conditions imposed on Restricted Stock issued pursuant to the provisions of Section 5.1 of the Plan, and any PSUs granted in tandem therewith.

SECTION 1.20 SAR. “SAR” shall mean a stock appreciation right, which, upon exercise thereof, shall entitle Grantee to the amount by which the Fair Market Value of a share of Stock on the Exercise Date exceeds the Fair Market Value of a share of Stock on the Grant Date.

SECTION 1.21 STOCK. “Stock” shall mean shares of MBC’s authorized but unissued common stock.

ARTICLE 2

PURPOSE AND SCOPE

SECTION 2.1 PURPOSE. The purpose of the Plan is to further the long-term success of MBC and its Affiliates by attracting and retaining Key Employees of MBC and its Affiliates through the use of stock-based incentives. It is believed that the awards granted to eligible persons under this Plan will motivate those persons to further the profitable growth of MBC and will help strengthen their desire to remain with MBC and its Affiliates and will further the identification of those persons’ interests with those of MBC’ stockholders. The Plan applies only to Options, SARs, Restricted Stock, and PSUs granted under the Plan and shall not apply to any Option, SAR, Restricted Stock, or PSU granted under any other plan of MBC or its Affiliates.

SECTION 2.2 SCOPE. The aggregate number of shares of Stock that may be issued under the Plan shall not exceed 3,000,000 shares, unless such number of shares is adjusted as provided in Section 7.1 hereof. If an Option expires, is cancelled, or terminates for any reason without having been exercised in full, or if the number of shares of Stock subject to the Option is reduced by reason of the exercise of a SAR granted in tandem therewith, or Restricted Stock is forfeited, the shares of Stock as to which the Option was not exercised and the Restricted Stock forfeited shall become available for issuance under the Plan. No employee may, in any fiscal year, be awarded grants covering more than an aggregate of 450,000 shares of Stock (the “Limit”), provided, however, that (i) Stock underlying a tandem grant of Options and SARs, or (ii) Restricted Stock and tandem PSUs shall, in either case, be counted only once in calculating the Limit. The Limit shall be adjusted to reflect any adjustment of shares of Stock under Section 7.1.

SECTION 2.3 ELIGIBILITY AS GRANTEE; NO GUARANTEE OF EMPLOYMENT. Only a Key Employee may be a Grantee, provided that no member of the Committee may be a Grantee. The grant of an award under this Plan shall not be construed as a guarantee of continued employment by the recipient.

SECTION 2.4 EFFECTIVE DATE AND DURATION OF PLAN. The Plan shall become effective upon its approval by the stockholders of MBC. Unless previously terminated by the Board, the Plan shall terminate on the tenth anniversary of its adoption by the Board. Awards may be granted only during the term of the Plan, but each award granted during the term of the Plan will remain in effect after the termination of the Plan until such award has been exercised, terminated or expired in accordance with its terms and the terms of the Plan.

ARTICLE 3

ADMINISTRATION OF PLAN

SECTION 3.1 ADMINISTRATION BY COMMITTEE. The Plan shall be administered by a committee of the Board appointed pursuant to the provisions of Section 3.3 of the Plan.

SECTION 3.2 POWERS OF COMMITTEE. The Committee shall have full and final authority, consistent with the exercise of the maximum discretion permitted by law:

(i)    to identify, from time to time, Key Employees;

(ii)    to grant Options, SARs, PSUs, and Restricted Stock, from time to time, to Key Employees;

(iii)    to determine the time or times at which Options, SARs, PSUs, and Restricted Stock shall be granted;

(iv)    to determine the duration, terms and provisions of Options, Option Agreements, SARs, Restricted Stock Agreements, and PSUs, including but not limited to, any vesting or other restrictions;

(v)    to condition the exercise of any Option, SAR, PSU, or the issuance of any shares of Restricted Stock, on the attainment of specified performance goals by the Key Employee or by MBC or an Affiliate;

(vi)    to restrict the sale or otherwise provide for the repurchase of Stock acquired pursuant to the exercise of an Option or SAR or in accordance with the provisions of a Restricted Stock Agreement;

(vii)    to determine the Fair Market Value of Stock;

(viii)    subject to the provisions of Section 4.2, to determine the Option Price;

(ix)    to interpret the Plan, Options, Option Agreements, SARs, PSUs and Restricted Stock Agreements;

(x)    to prescribe, amend and rescind rules and regulations relating to the Plan; and

(xi)    to make all other determinations, orders and decisions which the Committee deems necessary or advisable for the administration of the Plan.

With respect to any grant or award under the Plan, the Committee may condition the grant, award, or the vesting or exercisability of the grant or award, on one or more pre-established, objective performance goals. Such goals may include (without limitation) performance criteria such as earnings per share, return on equity, return on assets, income or net income, operating income or net operating income, sub-categories or combinations of the foregoing, and any other performance criteria contemplated by Section 162(m) of the Code and regulations thereunder.

All determinations made, interpretations rendered, rules and regulations adopted, and other actions taken by the Committee, pursuant to this Section 3.2, shall be conclusively binding upon MBC, an Affiliate, a Grantee, and upon all other persons for all purposes.

SECTION 3.3 COMMITTEE.

(a)    APPOINTMENT OF COMMITTEE.  The Board shall appoint a committee consisting of at least three members of the Board to administer the Plan. The Committee may be the Compensation Committee of the Board, or a subcommittee of the Compensation Committee, or such other committee as the Board may designate. The Board shall designate one member of the Committee to serve as Chairman of the Committee, and may, from time to time, in its sole and exclusive discretion, rescind its prior designation of Chairman and designate a different member of the Committee as Chairman. The Board may require that members of the Committee be “outside directors” within the meaning of Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Commission, as amended from time to time. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board.

(b)    REPORTS OF COMMITTEE. The Committee shall file with the Board, at least annually, a report that shall state the total number of shares of Stock subject to Options; the total number of SARs and PSUs granted; the total number of shares of Restricted Stock granted under the Plan; the total number of shares of Stock issued pursuant to the exercise of any Option or SAR; the total number of shares of Stock as to which there has been delivery of share certificates under the Plan; and the amount of cash paid, if any, upon the exercise of a PSU or SAR; all from the inception of the Plan and from the date of the last report of the Committee.

SECTION 3.4 LIABILITY LIMITED. To the maximum extent permitted by law, no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan and/or any Option, SAR, or PSU granted, Stock or Restricted Stock issued under the Plan.

SECTION 3.5 INDEMNIFICATION. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by MBC in respect of all their activities under the Plan.

ARTICLE 4

OPTIONS

SECTION 4.1 GRANT OF OPTIONS TO KEY EMPLOYEES. The Committee may grant Options to Key Employees for such number of shares of Stock as the Committee may determine.

SECTION 4.2 OPTION PRICE. The Option Price of Stock shall be determined by the Committee and shall not be less than the Fair Market Value of the Stock on the Grant Date. If, immediately before an ISO is granted, a Key Employee owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules contained in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of either MBC or an Affiliate, the Option Price of Stock subject to an ISO shall not be less than 110% of the Fair Market Value of the Stock on the Grant date.

SECTION 4.3 EXERCISE OF OPTIONS. Except as provided herein, each Option shall be exercisable in accordance with the provisions of the Option Agreement, and/or such rules and regulations as the Committee may have prescribed, and /or such determinations, orders, or decisions as the Committee may have made. If an Option is not immediately exercisable in full, the Committee may, in its discretion, accelerate the time when such Option may be exercised. MBC or an Affiliate may make or guarantee a loan to the Grantee to assist in the payment of the Option Price. The term of any Option shall not exceed ten years from the Grant Date.

SECTION 4.4 OPTION AGREEMENT. As a condition of the grant of an Option, MBC and the Key Employee shall execute an Option Agreement that shall incorporate the terms of the Plan, specify the Option Price, the number of shares of Stock subject to the Option, and contain such other terms and conditions as the Committee may determine. If the Option granted is an ISO, the Option Agreement shall also contain such provisions as are required by the Code.

ARTICLE 5

RESTRICTED STOCK

SECTION 5.1 ISSUANCE OF RESTRICTED STOCK. The Committee may grant such number of shares of Restricted Stock to a Key Employee as the Committee may determine. The grant of Restricted Stock shall be subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe. Each certificate for Restricted Stock shall be registered in the name of the Grantee and deposited by him, together with a stock power endorsed in blank, with MBC.

SECTION 5.2 RESTRICTED STOCK AGREEMENT. As a condition of the grant of Restricted Stock, the Key Employee and MBC shall execute a Restricted Stock Agreement that shall incorporate the provisions of the Plan, specify the number of shares of Restricted Stock granted, and contain such other terms and conditions as the Committee may determine. Except for such restrictions as are imposed by the Restricted Stock Agreement, the Grantee shall have all the rights of a shareholder of Stock. At such time as shares of Restricted Stock are no longer subject to forfeiture in accordance with the provisions of a Restricted Stock Agreement, Grantee may require delivery by MBC of share certificates representing the number of shares of Stock that are not subject to forfeiture.

ARTICLE 6

SARs and PSUs

SECTION 6.1 GRANT OF SARs and PSUs. The Committee may grant SARs and PSUs. SARs may be granted in tandem (or not) with either ISOs or Non-ISOs and, if granted in tandem with an ISO, shall conform to the requirements of Section 422 of the Code with respect to the grant and exercise of alternative rights issued in connection with ISOs.

SECTION 6.2 EXERCISE OF SARs and PSUs. SARs and PSUs shall be exercisable as provided in the Agreement to which they are subject, and such other rules and regulations as the Committee may have adopted. A SAR may not be exercised or be deemed to have been exercised when the Fair Market Value of a share of Stock on the Grant Date exceeds the current Fair Market Value of the Stock.

ARTICLE 7

STOCK ADJUSTMENTS

SECTION 7.1 CHANGES IN CAPITAL STRUCTURE. In the event of a reclassification, recapitalization, combination, or exchange of stock, stock split, reverse stock split, stock dividend, or other similar event affecting Stock, the number and class of shares of Stock issued, the number of SARs or PSUs, the number and class of shares of stock which may be issued upon exercise of Options or SARs previously granted, and the price per share payable upon exercise of Options, SARs, or PSUs, or the delivery of Restricted Stock shall be equitably adjusted by the Committee to reflect the change. No fractional shares of stock shall be issued under the Plan on account of such adjustments.

SECTION 7.2 SALE, MERGER OR TENDER OFFER. In the event of any proposed merger, consolidation, share exchange, or similar transaction to which MBC would be a party, or in the case of a tender or exchange offer for stock of MBC, the Committee or the Board may take such action as is deemed appropriate to effectuate the purposes of this Plan and to protect the Grantees of Options, SARs, PSUs, and Restricted Stock, which action may include, but without limitation, any one or more of the following: acceleration or change of the Exercise Dates of any Option, SAR or PSU, or the date of delivery of Restricted Stock; arrangements with Grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option, SAR, PSU, or Restricted Stock; and in any case where equity securities other than Stock of MBC are proposed to be delivered in exchange for or with respect to Stock of MBC, arrangements providing that any Option, SAR or PSU shall become one or more Options, SARs, or PSUs with respect to such other equity securities.

SECTION 7.3 LIQUIDATION OR DISSOLUTION. If MBC dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Option Agreement or Restricted Stock Agreement; (i) each Grantee of an Option, SAR or PSU shall have the right to exercise his Option, SAR, or PSU, and each Grantee of Restricted Stock shall have the right to require delivery of share certificates representing such Stock, at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Committee or the Board may make arrangements with Grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option, SAR, PSU, or Restricted Stock that is so cancelled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Committee or the Board may establish a different period for such exercise, delivery, cancellation, or surrender by notice to the Grantee, and it may establish limitations on exercise, delivery, cancellation, or surrender to avoid subjecting the Grantee to liability under Section 16(b) of the Securities Exchange Act of 1934. Any Option, SAR, or PSU not so exercised, cancelled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any Restricted Stock as to which there has not been such delivery of share certificates or that has not been so cancelled or surrendered, shall be forfeited on the last day prior to such effective date.

SECTION 7.4 LIMITATION ON RIGHTS OF GRANTEE. Except as expressly provided in this Plan or in an agreement granting the Option, Restricted Stock, SAR or PSU pursuant to this Plan, the Grantee of an Option, Restricted Stock, SAR or PSU shall have no rights by reason of the issuance or grant of (i) shares of Stock or Restricted Stock of MBC pursuant to the Plan, (ii) additional shares of stock of MBC (regardless of class or whether issued pursuant to the Plan), (iii) any other security or debenture convertible into stock of MBC, or (iv) any other equity security, including issuance pursuant to a plan of merger, consolidation, or statutory share exchange, and no adjustment by reason thereof shall be made with respect to the number of shares of Stock subject to an Option or SAR, or with respect to the number of shares of Restricted Stock or PSUs granted, or an Option Price or the consideration to be received upon the exercise of a SAR or PSU.

SECTION 7.5 RIGHTS OF MBC. Neither the grant of an Option, SAR, PSU, or Restricted Stock, nor the issuance of Stock pursuant to the exercise of an Option or SAR, nor the delivery of share certificates pursuant to the Plan shall affect in any way the right or power of MBC to issue additional shares of Stock; to make adjustments, reclassifications, reorganizations or changes in its capital or business structure; to participate in a merger, consolidation, or share exchange with another corporation; or to dissolve, liquidate, or sell or transfer all or any part of its business or assets. In making any adjustment or taking any action under this Article 7, or in determining that no such adjustment or action is appropriate, the Committee and the Board may rely upon the advice of counsel and accountants of MBC and the determination shall be conclusive.

ARTICLE 8

AMENDMENT OF THE PLAN

The Board may at any time terminate, suspend, or amend the Plan. The Board may require any Plan amendments to be submitted for approval by the stockholders of MBC in its discretion, including but not limited to cases in which such approval is deemed appropriate for compliance with Section 162(m) or other provisions of the Code, or to secure exemption from Section 16(b) of the Securities Exchange Act of 1934.

ARTICLE 9

MISCELLANEOUS

SECTION 9.1 NON-TRANSFERABILITY OF OPTIONS, SARS AND PSUS. Except as otherwise determined by the Committee, no Option, SAR, or PSU granted hereunder shall be transferable otherwise than by will or the laws of descent and distribution and during the lifetime of the Grantee, an Option, SAR, or PSU may be exercised only by him or, during the period he is under a legal disability, by his guardian or legal representative.

SECTION 9.2 LEGAL RESTRICTIONS. MBC will not be obligated to issue shares of Stock or to undertake delivery of share certificates if counsel to MBC determines that such issuance or delivery would violate any law or regulation of any governmental authority or any agreement between MBC and any securities association or exchange upon which the Stock is traded. In connection with any Stock issuance or delivery of share certificates, the person acquiring the shares shall, if requested by MBC, give assurances satisfactory to counsel to MBC regarding such matters as MBC may deem desirable to assure compliance with all legal requirements. MBC shall in no event be obliged to take any action in order to cause the exercise of any Option, SAR, or PSU.

SECTION 9.3 MODIFICATION, EXTENSION, AND RENEWAL OF RIGHTS. Subject to the terms and conditions of the Plan and any Option Agreement or agreement granting a SAR or PSU, the Committee may modify, extend or renew outstanding Options, SARs, or PSUs; provided, however, that the Committee shall not, without approval of the stockholders of MBC, reduce the Option Price of any outstanding Option or increase the amount payable on exercise of any outstanding SAR or PSU (except as expressly permitted by Article 7), or permit the surrender and cancellation of any outstanding Option and the grant of a replacement Option, or permit the surrender and cancellation of any outstanding SAR or PSU and the grant of a replacement SAR or PSU. The Committee may not change the terms or conditions attached to any outstanding Option, SAR, PSU, or share of Restricted Stock in a manner that would adversely affect the rights of the Grantee without the express written consent of the Grantee unless so permitted by the terms of the Option Agreement or Restricted Stock Agreement.

SECTION 9.4 PLAN SUBJECT TO CHARTER AND BY-LAWS. This Plan is subject to the Charter and By-laws of MBC, and any applicable federal or state laws, rules or regulations.

SECTION 9.5 GENDER. As used herein the masculine gender shall include the feminine as the identity of an employee may require.

SECTION 9.6 GOVERNING LAW. The validity, interpretation and administration of the Plan, Option Agreements, Restricted Stock Agreements, and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its conflict of laws rules and principles. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Maryland without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought.

SECTION 9.7 HEADINGS. The headings in this Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

SECTION 9.8 NOTICES. All notices and other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered, faxed, or mailed by certified mail, addressed to the employee at the address contained in the records of MBC or an Affiliate, or to MBC for the attention of its Secretary at its principal office.

APPENDIX B

MERCANTILE BANKSHARES CORPORATION AND PARTICIPATING

AFFILIATES UNFUNDED DEFERRED COMPENSATION PLAN

FOR DIRECTORS

As Amended and Restated Effective March 9, 2004

Introduction

By action of its Board of Directors dated December 14, 1982, Mercantile Bankshares Corporation (the “Sponsor”) established the Mercantile Bankshares Corporation Unfunded Deferred Compensation Plan for Directors (the “Plan”), effective as of January 1, 1983. The Plan was amended and restated effective as of January 1, 1984, to include a provision for early withdrawals in the event of financial hardship and to make certain other changes requested by the Internal Revenue Service. The Plan was again amended and restated effective as of December 31, 1995, to modify the early withdrawal provision and to add a feature by which the rate of return credited to the accounts of participants will be linked to the rate of return achieved by common stock of the Sponsor. The Plan was further amended and restated effective as of March 12, 1996, to modify the distribution provisions of the Plan. Effective as of March 9, 2004, the Plan has again been amended and restated as hereinafter set forth to change the medium of distribution of participants’ accounts from cash to common stock of the Sponsor. All Affiliates which previously adopted the Plan shall continue as participating Affiliates in the Plan, as so amended and restated, unless and until they withdraw from such participation pursuant to Section 9(b). Furthermore, with the approval of the Chairman of the Board of Directors or the President of the Sponsor, the Plan, as so amended and restated, may be adopted by the Board of Directors of any Affiliates of the Sponsor that are not currently participating Affiliates (as more particularly described herein), effective as of March 9, 2004, or as of any later date specified by any such Affiliate at the time of its adoption of the Plan.

1.    Purpose

The purpose of the Plan is to enable any Director of any Corporation (as hereinafter defined) to defer receipt of fees and other cash compensation otherwise payable for services as a Director by so electing in accordance with the provisions of the Plan, provided such election is made prior to the date such compensation is earned by the Director.

2.    Definitions

Under the Plan, except where the context indicates otherwise, the following definitions apply:

(a)    “Account” shall mean a bookkeeping reserve account established and maintained for each Participant pursuant to Section 6(a) for purposes of determining the amount payable to the Participant pursuant to Section 7.

(b)    “Affiliate” shall mean any corporation in which the Sponsor owns directly or indirectly, as of the date of adoption of the Plan by the Affiliate, at least eighty percent (80%) of the outstanding voting stock.

(c)    “Beneficiary” shall mean the person(s) entitled, pursuant to Section 7(g) of the Plan, to receive payments under the Plan at and after the death of the Participant, including the person(s) designated by the Participant, the Participant’s estate or the estate of a deceased Beneficiary, all as more particularly described in Section 7(g).

(d)    “Board of Directors” shall mean the Board of Directors of the Sponsor or an Affiliate, as the case may be.

(e)    “Corporation” shall mean Mercantile Bankshares Corporation and any Affiliate which has adopted the Plan and any successor thereto by merger, consolidation or otherwise which may agree to continue the Plan.

(f)    “Committee” shall mean the committee appointed by the Board of Directors of the Sponsor pursuant to Section 3 to administer the Plan, as the committee may be constituted from time to time, or, in lieu thereof, the Board of Directors of the Sponsor.

(g)    “Common Stock” shall mean shares of the Sponsor’s authorized and issued common stock, par value of Two Dollars ($2.00) per share.

(h)    “Deferral Agreement” shall mean a written agreement, substantially in the form attached hereto as Exhibit A, executed by the Participant, on which the Participant specifies his or her elections pursuant to Section 5.

(i)    “Deferred Compensation” shall mean the portion of each compensation payment which would have been payable to the Participant in his or her capacity as a Director while participating in the Plan (whether payable as a directors’ retainer or meeting fee or as a fee for service on a committee of the Board of Directors) and which portion the Director has elected to defer under the terms of an election to participate in the Plan pursuant to Section 5.

(j)    “Director” shall mean a member of the Board of Directors of the Sponsor or any Affiliate.

(k)    “Fair Market Value” of a share of Common Stock on a particular date under the Plan shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq Stock Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; provided, however, that the determination of Fair Market Value shall be made by the Committee in good faith in accordance with the Internal Revenue Code of 1986 (as amended). If, as the case may be, the particular date for which Fair Market Value need be established under the Plan is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term “trading day” shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq Stock Market, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are closed.

(l)    “Interest Credits” shall mean those amounts credited to the Participant’s Account pursuant to Sections 6(f) and 7(b).

(m)    “Participant” shall mean a Director of any Corporation who elects to participate in the Plan as provided in Section 5.

(n)    “Phantom Stock Credits” shall mean those amounts credited to the Participant’s Account pursuant to Section 6(c), where each such Phantom Stock Credit is equivalent to the Fair Market Value of one share of Common Stock, but the crediting of which does not transfer any of the attributes of ownership of a share of Common Stock to the Participant.

(o)    “Plan” shall mean the Mercantile Bankshares Corporation And Participating Affiliates Unfunded Deferred Compensation Plan For Directors, as described herein and as amended from time to time.

(p)    “Sponsor” shall mean Mercantile Bankshares Corporation, a Maryland corporation.

(q)    “Valuation Date” shall mean the last business day of March, June, September and December.

3.    Administration

The Plan shall be administered by the Board of Directors of the Sponsor. In the alternative, the Board of Directors of the Sponsor may appoint a Committee that is composed solely of two or more Non-Employee Directors, as that term is defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended, to administer the Plan on behalf of the Board of Directors of the Sponsor, subject to such terms and conditions as the Board of Directors of the Sponsor may prescribe. The Committee shall have the authority, in its sole and absolute discretion, to interpret the Plan and adopt, amend, or rescind such rules and procedures for carrying out the Plan, and to take all other action necessary or advisable for the implementation and administration of the Plan, as the Committee may deem appropriate. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors of the Sponsor. From time to time, the Board of Directors of the Sponsor may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board of Directors of the Sponsor is the administrator of the Plan in lieu of a Committee, the term “Committee” as used herein shall be deemed to mean the Board of Directors of the Sponsor.

4.    Eligibility

Eligibility for participation in the Plan shall be available to all Directors who are not officers of the Sponsor or any Affiliate; provided, however, that Directors of an Affiliate that is not a participating Affiliate as of March 9, 2004, shall not be eligible until the later of the date the Plan is adopted by the Affiliate’s Board of Directors or the date such adoption is approved by the Chairman of the Board of Directors or the President of the Sponsor. In no event shall an Affiliate’s adoption of the Plan take effect retroactively.

5.    Participant Elections

(a)    Election to Participate.

(i)    Any Director who first becomes eligible as a result of being newly elected as a Director or as a result of the Affiliate for which the Director performs services as a Director first adopting the Plan may elect to become an active Participant during the calendar year in which such Director first becomes eligible by filing a Deferral Agreement to that effect with the Committee within thirty (30) days after first becoming eligible. Such Director shall become an active Participant in the Plan effective as of the date the Deferral Agreement is received by the Committee or, if later, as of the date the Affiliate’s adoption of the Plan is effective. If a Deferral Agreement is not received by the Committee within such thirty (30) -day period, the Director may only elect to become an active Participant as of January 1 of the subsequent calendar year or January 1 of any later calendar year and shall make such election by filing a Deferral Agreement to that effect with the Committee by December 31 of the calendar year immediately preceding the calendar year during which he or she desires to commence active participation.

(ii)    Unless otherwise withdrawn by the Participant, active participation in the Plan shall continue as to any Participant until that person ceases to be an eligible Director. A Participant who withdraws his active participation in the Plan or who ceases to be an eligible Director shall, nevertheless, remain an inactive Participant hereunder and shall remain bound by all applicable provisions of the Plan until such time as his Account shall be fully distributed.

(b)    Deferral Agreements.

(i)    Each eligible Director shall become a Participant in the Plan as of the dates specified in Section 5(a) by filing a Deferral Agreement with the Committee in accordance with the provisions of Section 5(a).

(ii)    Each such Deferral Agreement shall specify the percentage of compensation payable to the Director, the receipt of which the Director elects to defer pursuant to the Plan.

(iii)    All Deferral Agreements shall be effective prospectively and only with respect to amounts earned by the eligible Director subsequent to the date each such Deferral Agreement is received by the Committee.

(iv)    A Deferral Agreement shall remain in effect with respect to compensation earned by the Director in subsequent years until a revised Deferral Agreement is filed with the Committee that modifies any elections in effect under the current Deferral Agreement on file with the Committee or until the Director’s active participation in the Plan is otherwise terminated. Any such modifications to current elections shall be effective as of January 1 of the calendar year immediately following the year in which the revised Deferral Agreement is received by the Committee; provided, however, that a Director may terminate at any time during a calendar year the election to defer the receipt of compensation not yet earned by the Director by notifying the Committee in writing, in which event the election to defer shall terminate effective upon receipt of such notification of termination. An election to defer all or any part of a Director’s annual retainer fee shall be irrevocable with respect to the calendar year to which such deferral election applies.

(c)    Termination or Withdrawal of Participation. A Director’s termination of active participation or termination of election to defer shall not cause acceleration or modification of the periodic method of payment elected by the Director pursuant to Section 7 with respect to the balance of the Director’s Account accrued as of the effective date of such termination (or with respect to any Interest Credits or dividend equivalent Phantom Stock Credits credited to such Account thereafter and before the entire balance of such Account has been distributed).

6.    Deferred Compensation Accounts

(a)    Accounts, In General. After the effective date of any election to participate properly filed with the Committee by a Director, the Corporation for which the Participant serves as a Director shall establish an Account on its books in the name of the Director, which Account shall be credited or debited, as the case may be, with Deferred Compensation, Phantom Stock Credits, and/or Interest Credits as described below, and payments pursuant to Section 7. Each such Account shall consist of such subaccounts as are necessary or desirable to the Committee for the convenient administration of the Plan. The Account and any subaccounts established thereunder shall be bookkeeping reserve accounts only and shall not require segregation of any funds of the Sponsor or an Affiliate or provide any Participant with any rights to any assets of the Sponsor or an Affiliate, except, to the extent applicable, as a general creditor thereof. Neither a Participant nor a Participant’s Beneficiary shall have any right to receive payment of any amount credited to the Participant’s Account except as expressly provided in Section 7.

(b)    Vesting. Each Participant shall be at all times fully vested in and have a nonforfeitable right to the aggregate amount credited to the Participant’s Account.

(c)    Deferred Compensation and Phantom Stock Credits.

(i)    Except as provided in Sections 6(f) and 7(b), all Deferred Compensation deferred by a Participant on and after January 1, 1996, shall be credited to the Participant’s Account as of the applicable Valuation Date in the form of Phantom Stock Credits.

(ii)    The number of such Phantom Stock Credits to be credited to each Participant’s Account as of any Valuation Date shall be determined by dividing (A) the aggregate dollar amount of Deferred Compensation that otherwise would have been payable to the Participant during the calendar quarter ending on such Valuation Date absent the Participant’s election to defer such amount pursuant to the Plan, by (B) the Fair Market Value of one share of Common Stock on such Valuation Date. Phantom Stock Credits shall be added to the Phantom Stock Credits previously credited to the Participant’s Account and may be credited to such Account in whole or fractional units as applicable.

(d)    Dividend Equivalents. As of each Valuation Date, each Participant’s Account that has a balance of Phantom Stock Credits shall be credited with dividend equivalent Phantom Stock Credits determined by dividing (i) the aggregate dividends that the Participant would have received during the calendar quarter ending on such Valuation Date if the Participant were the owner of record throughout such calendar quarter of a number of whole shares of Common Stock equal to the number of whole Phantom Stock Credits credited to such Participant’s Account as of such Valuation Date (but prior to the crediting of any Deferred Compensation on such Valuation Date), by (ii) the Fair Market Value of one share of Common Stock on such Valuation Date. Dividend equivalent Phantom Stock Credits shall be added to the Phantom Stock Credits previously credited to the Participant’s Account and may be credited to such Account in whole or fractional units as applicable.

(e)    Phantom Stock Credit Adjustments. The Committee shall adjust the Phantom Stock Credits credited to each Participant’s Account as appropriate to reflect any stock dividend, stock split, combination of shares, merger, share exchange, consolidation or any other change in the corporate structure or shares of the Sponsor.

(f)    Deferred Compensation and Interest Credits. Prior to becoming active Participants in the Plan, certain Directors participated in predecessor deferred compensation plans of various Affiliates. Deferred compensation was credited to those Directors’ accounts under such predecessor plans. Those accounts have been transferred to this Plan and form subaccounts of such Directors’ Accounts under this Plan. These subaccounts have not been converted to Phantom Stock Credits but remain denominated in dollars. The dollar amount in each such subaccount shall be credited with Interest Credits as of each Valuation Date, until the entire balance of the subaccount has been distributed under the Plan, at the annual rate of five percent (5%). The amount of Interest Credits to be credited to a Participant’s subaccount on any Valuation Date shall be based on the balance in the Participant’s subaccount as of the immediately preceding Valuation Date and shall take into account any distributions made from the subaccount since such immediately preceding Valuation Date. Notwithstanding Section 7(a), distribution of these subaccounts shall be made in cash.

7.    Distributions of Deferred Compensation Accounts

(a)    Except as provided in Sections 6(f) and 7(b), Phantom Stock Credits may be redeemed only for whole shares of Common Stock in accordance with the provisions of the Plan. No fractional shares of Common Stock shall be distributable under the Plan.

(b)    Notwithstanding Section 7(a), the Account of any prior Director, which Account was converted into dollars at such time as such prior Director ceased to be a Director, shall be distributed in cash rather than Common Stock. Notwithstanding Section 7(a), any current Director who has a balance in his or her Account as of March 9, 2004, may elect to have distributions of such Account payable in cash rather than Common Stock. Such election shall apply only to the portion of the Participant’s Account attributable to fees deferred (including dividend equivalent Phantom Stock Credits) prior to April 1, 2004. To make this one-time election, the Director must submit to the Committee, by May 31, 2004, a written election form, substantially in the form attached hereto as Exhibit B, executed by the Participant. The Committee or the full Board of Directors shall, promptly after May 31, 2004, and prior to the allocation of Interest Credits or Phantom Stock Credits to such Directors’ Accounts, approve each such Director’s election to receive cash distributions or to receive distributions payable in shares of Common Stock in lieu of electing to receive cash distributions. If a Participant makes this election (or in the case of a prior Director whose Account was converted into dollars as described in the first sentence of this Section 7(b)), then Interest Credits rather than Phantom Stock Credits shall be allocated to his or her Account when he or she ceases to be a Director as follows: As of the Valuation Date coincident with or immediately following the date a Participant ceases to be a Director, the dollar amount of a Participant’s Account shall be fixed by multiplying (i) the number of Phantom Stock Credits (including fractional units) in the Participant’s Account on such Valuation Date, after taking into account all Deferred Compensation or dividend equivalent Phantom Stock Credits allocable to the Account on such Valuation Date, by (ii) the Fair Market Value of one share of Common Stock on such Valuation Date. As of each succeeding Valuation Date thereafter, the dollar amount credited to the Participant’s Account shall be credited with Interest Credits, until the entire balance of the Account has been distributed under the Plan, at the annual rate of five percent (5%). The amount of Interest Credits to be credited to a Participant’s Account on any Valuation Date shall be based on the balance in the Participant’s Account as of the immediately preceding Valuation Date and shall take into account any distributions made from the Account since such immediately preceding Valuation Date. See Exhibit C attached hereto for a further description of the methodology for Account conversion and the crediting of Interest Credits.

(c)    Each Participant shall elect, no later than December 31 of the calendar year in which he or she ceases to be a Director, the method of payment of distributions of the Participant’s Account; such election shall be irrevocable and in writing, substantially in the form attached hereto as Exhibit D, executed by the Participant. The Committee or the full Board of Directors shall approve each Participant’s election and distribution of his Account prior to the first of any distributions from his Account. A Participant may elect to receive distributions in a number of substantially equal annual or quarterly installments (which shall include Interest Credits or dividend equivalent Phantom Stock Credits, as applicable, not to exceed ten (10) if the installment payments are to be made annually, and not to exceed forty (40) if the installment payments are to be made quarterly. The first installment payment (whether annual or quarterly) shall, except as provided in the immediately succeeding sentence hereof, be made during the first calendar quarter of the calendar year immediately following the calendar year in which the Participant ceases to be a Director, and shall be based on the value of the Participant’s Account as of the Valuation Date occurring in the last calendar quarter of the calendar year in which the Participant ceases to be a Director. Notwithstanding the immediately preceding sentence hereof, if a Participant elects, at any time prior to January 1 of the calendar year in which he or she ceases to be a Director, to receive distributions in quarterly installments, the first installment payment shall be made during the first calendar quarter immediately following the calendar quarter in which the Participant ceases to be a Director, and shall be based on the value of the Participant’s Account as of the Valuation Date occurring in the calendar quarter in which the Participant ceases to be a Director. Amounts held for installment payments shall continue to be credited with Interest Credits or dividend equivalent Phantom Stock Credits, as applicable. Subsequent installments shall be made during each succeeding calendar quarter, if installment payments are to be made quarterly, or during the first calendar quarter of each succeeding calendar year, if installment payments are to be made annually, until the entire balance of such Participant’s Account due to that Participant has been paid. All distributions shall be based on the value of or the number of Phantom Stock Credits allocated to the Participant’s Account as of the Valuation Date immediately preceding such distribution.

(d)    Notwithstanding Section 7(c) above, any election by a Participant as to the method of payment of Deferred Compensation, which election was made prior to March 12, 1996, shall remain valid and irrevocable with respect to compensation which was deferred by the Participant prior to March 12, 1996.

(e)    The Committee shall in all events make a single lump sum payment, notwithstanding the periodic method elected by the Participant, if the balance of the Participant’s Account at the time of commencement of benefits is less than Ten Thousand Dollars ($10,000). All distributions shall be based on the value of the Participant’s Account as of the Valuation Date immediately preceding such distribution.

(f)    In the event a Participant ceases to be a Director and becomes employed by any governmental agency that has jurisdiction over the activities of the Sponsor or an Affiliate (all as determined by the Committee), the entire unpaid balance of all of such Participant’s Account shall be paid immediately, in a single lump sum payment, without regard to the timing of distributions elected pursuant to Section 7(c). All distributions shall be based on the value of the Participant’s Account as of the Valuation Date immediately preceding such distribution.

(g)    If a Participant dies before full payment is made of such Participant’s Account, the unpaid balance of such Account shall be paid to the surviving Beneficiary designated in writing by the Participant, on a designation election substantially in the form attached hereto as Exhibit E, and delivered to the Committee under the same method of payment which applied or would have applied in the case of payments to the Participant; however, in the event of financial hardship as described at Section 17, or in the event that the balance of the Account at that time is less than Ten Thousand Dollars ($10,000), such unpaid installments shall be paid in one lump sum payment to the designated Beneficiary. The filing of a designation of Beneficiary shall be deemed automatically to revoke any previously filed Beneficiary designation. If (i) no designation shall be in effect, or (ii) no designated Beneficiary survives the Participant, or (iii) the designated Beneficiary is the Participant’s estate, then the unpaid balance at the Participant’s death shall be paid to the estate of the Participant in one lump sum payment. Payment to the Participant’s estate or Beneficiary shall be made or begin during the calendar quarter immediately following the calendar quarter in which the Participant dies. In the case of a Beneficiary who dies while receiving installment payments, any installments payable after the Beneficiary’s death shall be paid to the deceased Beneficiary’s estate; however, in the event of financial hardship as described at Section 17, or in the event that the balance of the Account at that time is less than Ten Thousand Dollars ($10,000), such unpaid installment payments shall be paid in one lump sum payment to the deceased Beneficiary’s estate. All Beneficiaries similarly situated shall be treated alike. All distributions shall be based on the value of the Participant’s (or Beneficiary’s) Account as of the Valuation Date immediately preceding such distribution.

(h)    Notwithstanding anything herein contained to the contrary, the Committee shall have the right, in its sole discretion, to vary the method and timing of distributions to a Participant or Beneficiary under this Section 7, after such Participant ceases to be a Director, and may make such distributions in a single payment or over a shorter or longer period of time than that elected by the Participant.

8.    Assignment and Payments Upon Incapacity

(a)    No right of any Participant or Beneficiary in the Plan to receipt of a Participant’s Account shall be assignable or subject to anticipation, encumbrance, sale, pledge, alienation, execution, levy, attachment, charge or any other form of transfer or encumbrance of any nature whatsoever except that a Participant may name a Beneficiary in respect of the rights of the Participant in the event of such Participant’s death. Upon the occurrence of any event deemed by the Corporation to be in violation, attempted violation or to evidence any danger of violation of the prohibition on transfers and encumbrances described in this Section 8(a), all as determined by the Committee, the Corporation may withhold any and all payments under the Plan and make such payments to anyone else deemed by the Corporation to be a natural object of the bounty of the Participant or Beneficiary to whom such withheld payments would otherwise have been made.

(b)    If the Committee shall find that any person to whom any payment is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee, or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Corporation to make such payment to the Participant.

9.    Amendment or Discontinuance of Plan

(a)    Except as provided in Section 9(d), the Board of Directors of the Sponsor shall be vested with the sole power to amend the Plan, subject to applicable law and stock exchange requirements, at any time and in any manner (whether intoto or with respect to an individual Participant) in such respects as the Board of Directors of the Sponsor may deem advisable by an instrument in writing, which amendment shall be binding on all parties, subject to the principles contained in Section 9(c). Notice of any such amendment shall be provided to all Participants and to each Corporation promptly.

(b)    The Board of Directors of any Corporation may, by resolution adopted by a majority of the members of the Board of Directors at a meeting at which a quorum is present, discontinue its participation in the Plan. Notice of such discontinuance shall be provided to the Committee and each affected Participant promptly.

(c)    Notwithstanding the foregoing, but subject to Section 9(d), no amendment or discontinuance of the Plan shall affect Participants’ rights to receive distributions of their Accounts attributable to fees deferred (including dividend equivalent Phantom Stock Credits and Interest Credits, as applicable) prior to the effective date of such amendment or discontinuance.

(d)    The Board of Directors of the Sponsor reserves the right to terminate its sponsorship of the Plan, by resolution adopted by a majority of its entire Board of Directors, provided that at least thirty (30) days advance written notice is provided to each other Corporation. In the event of such termination, any Corporation, by resolution of a majority of its Board of Directors, may elect to continue the Plan as an individual Plan for the benefit of such Corporation’s participating Directors, provided that such Corporation shall assume full responsibility for administration of the Plan thereafter.

10.    Plan Not Funded

(a)    The Plan is not funded. The Corporation shall not be required to reserve, or otherwise set aside, physically or legally, any funds for the payment of its obligations hereunder. The obligations of each Corporation with respect to the benefits payable hereunder shall be paid out of such Corporation’s general assets and shall not be secured by any form of trust, escrow, evidence of indebtedness or otherwise. No person having rights under the Plan shall be deemed to have any property interest, legal or equitable, in any specific asset of the Corporation or any Common Stock of the Sponsor, and, to the extent that any person acquires any right to receive payments under the Plan, such right shall be no greater than, nor shall it have preference or priority over, the rights of any unsecured general creditor of the Corporation.

(b)    A Corporation shall have the right, but shall not be required, to segregate funds in its financial records equal to the aggregate Accounts of its Directors, and to invest such funds or to direct the investment of such funds in order to produce an income return, but such funds and the earnings thereon shall remain solely as an asset of the Corporation.

11.    Copies of Plan Available

Copies of the Plan and any and all amendments thereto shall be made available to all members of the Board of Directors and Participants during normal business hours at the office of the Secretary of the Sponsor.

12.    Separate Application of Plan

The Plan embodies the terms and conditions of the individual unfunded deferred compensation plans of the Sponsor and participating Affiliates, for the benefit of their respective Directors, all of which plans shall be governed by this instrument and collectively referred to for convenience as the “Plan.” Except as expressly provided in the Plan, it is intended that the provisions of the Plan shall apply separately to each Corporation and to the Participants of each such Corporation, and the term “Corporation” as used throughout the Plan shall be so construed. Payment of a Participant’s Account under the Plan shall be the sole liability and obligation of the Corporation for which the Participant served as a Director during the respective period(s) of his or her participation in the Plan, and not the liability or obligation of any other Corporation. The Affiliates participating in the Plan as of March 9, 2004, are listed on Exhibit F attached hereto.

13.    Common Directors

In the event that a Director serves on the Board of Directors of more than one Corporation, the Director must execute a separate election form as to each Corporation for which the Director desires to have Deferred Compensation.

14.    Binding on Successors

In the event that the Corporation (or any entity resulting from any merger or consolidation referred to in this Section 14 or which shall be a purchaser or transferee so referred to) shall at any time be merged or consolidated into or with any other entity or entities or in the event that substantially all of the assets of the Corporation or any such entity shall be sold or otherwise transferred to another entity, the provisions of the Plan shall be binding upon and shall inure to the benefit of the continuing entity in (or the entity resulting from) such merger or consolidation or the entity to which such assets shall be sold or transferred. Except as provided in the preceding sentence, the Plan shall not be assignable by a Corporation or by any entity referred to in this Section 14. The obligations and rights of a Participant under the Plan shall not be assignable, but, in the event of the Participant’s death, such obligations and rights shall be binding upon and inure to the benefit of such Participant’s heirs, executors or administrators.

15.    Continuation as Director

The Plan or the payment of any benefits hereunder shall not be construed as giving to any Director any right to be retained as a member of the Board of Directors of any Corporation.

16.    Participation by Members of Committee

No member of the Committee shall be precluded from becoming a Participant in the Plan; however, such member shall not be entitled to vote or act upon matters, or sign any documents, relating specifically to such member’s own participation under the Plan, except when such matters or documents relate to benefits and administrative matters generally. If this disqualification results in the lack of a quorum, then the Sponsor’s Board of Directors shall appoint a sufficient number of temporary members of the Committee who shall serve for the sole purpose of determining such a question.

17.    Hardship Withdrawals

For serious financial reasons beyond the Participant’s control, and which would cause the Participant great hardship if early withdrawal were not permitted, such Participant may apply to the Committee for withdrawals from the Plan prior to termination of the Participant’s service as a Director of the Corporation; provided, however, that no early withdrawals shall be permitted with respect to any Participant while such Participant is a Director of the Sponsor. If such application for withdrawal is approved by the Committee, the withdrawal will be effective at the later of the dates specified in the Participant’s application or the date of approval by the Committee. The Committee shall direct the Corporation to pay such amount attributable to the balance in such Participant’s Account (determined as of the Valuation Date immediately preceding such distribution) up to the amount necessary to meet the financial emergency. Following withdrawal, the Participant’s election to defer shall be terminated and no new election to defer shall be accepted or approved by the Committee for a period of no less than six (6) months following the date of withdrawal. Serious financial reasons may include the following: unexpected and unreimbursed expenses of a major or emergency nature where withdrawal of the funds would be necessary to prevent great hardship to the Participant.

18.    Claims Procedure

Any claim for benefits or payments under the Plan by Participants or Beneficiaries shall be made in writing and delivered to the Committee at the principal office of the Sponsor. If the Participant or Beneficiary believes he or she has been denied any benefits or payments under the Plan, either in total or in an amount less than the full benefit or payment the claimant would normally be entitled to receive, the Committee shall advise the claimant in writing of the amount of the benefit, or payment; if any, and the specific reasons for the denial. The Committee shall also furnish the claimant at that time with a written notice containing:

(a)    A specific reference to pertinent provisions of the Plan.

(b)    A description of any additional material or information necessary for the claimant to perfect this claim, if possible, and an explanation of why such material or information is needed.

(c)    An explanation of the following claim review procedure.

Within sixty (60) days of receipt of the information described above, the claimant shall, if further review is desired, file a written request for reconsideration with the Committee. So long as the claimant’s request for review is pending (including such sixty (60) day period), the claimant or his or her duly authorized representative may review pertinent documents and may submit issues and comments in writing to the Committee.

A final and binding decision shall be made by the Committee within sixty (60) days of the filing by the claimant of the request for reconsideration; provided, however, that if the Committee, in its discretion, feels that a hearing with the claimant or his or her representative present is necessary or desirable, this period shall be extended an additional sixty (60) days.

The decision by the Committee shall be conveyed to the claimant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent provisions of the Plan on which the decision is based.

The Committee shall use ordinary care and diligence in the performance of its duties. The Committee shall be entitled to rely conclusively, and shall be fully protected in any action or omission taken by it in good faith reliance, upon the advice or opinions of any persons, firms or agents retained by it, including, but not limited to, accountants, actuaries, counsel and other specialists. Nothing contained herein shall preclude any Corporation from indemnifying any member of the Committee for all actions under the Plan, or from purchasing liability insurance to protect such persons serving thereon with respect to their duties pursuant to the Plan.

19.    Governing Law

Except to the extent preempted by applicable Federal laws, the Plan shall be construed according to the laws of the State of Maryland, other than its conflict of laws principles, and so as to comply with any applicable securities exchange rules or regulations.

IN WITNESS WHEREOF, the duly authorized officers of Mercantile Bankshares Corporation have signed and sealed this amended and restated Plan on behalf of Mercantile Bankshares Corporation as of the 9th day of March, 2004.

ATTEST:	MERCANTILE BANKSHARES CORPORATION

Secretary	President

[SEAL]

EXHIBIT A

DIRECTOR’S DEFERRAL AGREEMENT

To:         The Administrative Committee of the Mercantile Bankshares Corporation And Participating Affiliates Unfunded Deferred Compensation Plan For Directors

I, the undersigned, a Director of (the “Corporation”) hereby acknowledge receipt of a copy of the Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors (the “Plan”), and further acknowledge that my election to participate in the Plan contained herein shall be subject in all respects to the provisions of the Plan, as amended from time to time.

ELECTION OF DEFERRED COMPENSATION

Pursuant to the terms of the Plan, I hereby elect to defer receipt of the percentage of each future payment of fees, as designated below, effective prospectively as of the applicable date determined in accordance with the provisions of Section 5 of the Plan based upon the date this Deferral Agreement is filed with the Committee. Different percentages may be elected for Meeting Fees and the Annual Retainer:

            %    Board of Directors Meeting Fees

            %    Board of Directors Committee Meeting Fees

            %    Annual Retainer

Such election shall continue to be effective in accordance with the provisions of Section 5 of the Plan until a revised Deferral Agreement becomes effective or until I file a written notice of termination of this deferral election with the Committee, unless I become ineligible at an earlier date under the terms of the Plan. I understand that my election to defer all or any portion of my annual retainer fee shall be irrevocable with respect to the calendar year to which such deferral election applies.

In any event, my election to defer payment of compensation shall be applicable only with respect to amounts earned subsequent to the date this written notice of my election is received by the Committee.

WITNESS:	DIRECTOR

(Signature)
Date:

RECEIVED:

Date:
By:

EXHIBIT B

ELECTION TO RECEIVE PRE-APRIL 1, 2004 DEFERRALS IN CASH

To:        The Administrative Committee of the Mercantile Bankshares Corporation And Participating Affiliates Unfunded Deferred Compensation Plan For Directors

I, the undersigned, a Director of                                          (the “Corporation”), hereby acknowledge receipt of a copy of the Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors, as amended and restated effective March 9, 2004 (the “Plan”), and further acknowledge that my elections pursuant to participation in the Plan as contained herein shall be subject in all respects to the provisions of the Plan, as amended from time to time.

I understand that I have the one-time right, pursuant to Section 7(b) of the Plan, to have the portion of my Account attributable to fees deferred (including dividend equivalent Phantom Stock Credits) prior to April 1, 2004, payable in cash rather than Common Stock. I further understand that as of the Valuation Date coincident with or immediately following the date on which I cease to be a Director, this pre-April 1, 2004 balance will be credited with Interest Credits as described in Section 7(b) of the Plan rather than with dividend equivalent Phantom Stock Credits until my Account is fully distributed. Accordingly,

☐ I do             ☐ I do not

choose to make this one-time irrevocable election as described above.

WITNESS:	DIRECTOR

(Signature)
Date:

RECEIVED:

Date:
By:

EXHIBIT C

METHODOLOGY FOR CONVERSION OF ACCOUNT TO DOLLARS, CREDITING INTEREST CREDITS AND INSTALLMENT PAYMENT CALCULATIONS

Assume a Participant ceases to be a Director on December 15. On the immediately following Valuation Date, the following facts exist:

1.	The Account consists of 94.3 Phantom Stock Credits.

2.	Deferred Compensation and dividend equivalent Phantom Stock Credits are due to be allocated and will produce an additional 2.2 Phantom Stock Credits.

3.	The Fair Market Value of one (1) share of Common Stock on the Valuation Date is $52.87.

4.	Quarterly installments will commence three (3) days following the Valuation Date.

5.	The Participant has elected to receive forty (40) payments.

The procedure for commencing and continuing payments shall be as follows:

1.	The amounts in #1 and #2 shall be added to produce a sum of 96.5 Phantom Stock Credits.

2.	The sum of 96.5 Phantom Stock Credits will be multiplied by $52.87 to produce a product of $5,101.96. This will become the initial fixed dollar value of the Participant’s Account.

3.	Three (3) days after the Valuation Date, the first payment is due the Participant. The amount of the payment will be based on the immediately preceding Valuation Date and will be one-fortieth (1/40) of $5,101.96, or $127.55.

4.	As of the next Valuation Date, Interest Credits must be credited. The Interest Credits will be based on the value of the Participant’s Account as of the immediately preceding Valuation Date ($5,101.96), but minus the distribution made ($127.55) since such Valuation Date. Interest Credits will, therefore, be based on a dollar balance of $4,974.41. One and one-quarter percent (1-1/4%) (i.e., one-fourth (1/4) of five percent (5%)) of $4,974.41 is $62.18. After crediting Interest Credits, the new balance in the Account is $5,036.59.

5.	Shortly after the Valuation Date, another payment will be due the Participant. The amount of the payment will be based on the immediately preceding Valuation Date and will be one-thirty-ninth (1/39) of $5,036.59, or $129.14.

Interest Credits are credited and payments are made in this fashion, reducing the denominator of the applicable fraction by one (1) on each subsequent Valuation Date, until the Account has been completely distributed.

EXHIBIT D

DESIGNATION OF METHOD OF PAYMENT

To:        The Administrative Committee of the Mercantile Bankshares Corporation And Participating Affiliates Unfunded Deferred Compensation Plan For Directors

I, the undersigned, a Director of (the “Corporation”) hereby acknowledge receipt of a copy of the Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors (the “Plan”), and further acknowledge that my elections pursuant to participation in the Plan as contained herein shall be subject in all respects to the provisions of the Plan, as amended from time to time.

I elect hereby that all amounts deferred under the Plan, together with Interest Credits and/or dividend equivalent Phantom Stock Credits, as applicable, credited thereon, shall be distributed to me (check appropriate form of payment):

In substantially equal annual installments (which shall include Interest Credits and/or dividend equivalent Phantom Stock Credits) for years (specify number not exceeding 10).

OR

In substantially equal quarterly installments (which shall include Interest Credits and/or dividend equivalent Phantom Stock Credits) for quarters (specify number not exceeding 40).

I acknowledge and agree that this designation shall not be effective and distributions shall not be paid until this designation is approved by the Board of Directors or the Committee, as defined in the Plan.

The first installment (if I have so elected) shall be paid during the first calendar quarter of the calendar year immediately following the year in which I cease to be a Director (unless I have made my distribution election prior to January 1 of the calendar year in which I cease to be a Director, in which case the first installment shall be paid during the first calendar quarter immediately following the calendar quarter in which I cease to be a Director), and subsequent installments shall be paid during the first calendar quarter of each succeeding calendar year (if I have elected annual installments) or during each succeeding calendar quarter (if I have elected quarterly installments) until the entire amount credited to my Account shall have been paid.

I understand that any distribution elections made prior to March 12, 1996, remain valid and irrevocable with regard to any compensation deferred pursuant to such elections. I understand that the election made above is irrevocable and applicable to any compensation deferred on and after March 12, 1996.

WITNESS:	DIRECTOR

(Signature)
Date:

RECEIVED:

Date:	By:

EXHIBIT E

DESIGNATION OF BENEFICIARY

To:        The Administrative Committee of the Mercantile Bankshares Corporation And Participating Affiliates Unfunded Deferred Compensation Plan For Directors

I hereby designate the following person(s) as my primary Beneficiary(ies) under the Mercantile Bankshares Corporation And Participating Affiliates Unfunded Deferred Compensation Plan For Directors to receive any amounts that may become payable thereunder on account of or after my death (in the percentages set forth following their names) in accordance with Section 7(g) of the Plan:

(give name(s), address(es), relationship(s), social security number(s), and, if applicable, percentage of interest).

If, upon my death, no primary Beneficiary is living, such amount shall be paid to the following person(s) as my contingent Beneficiary(ies).

WITNESS:	DIRECTOR

(Signature)
Date:

RECEIVED:

Date:
By:

EXHIBIT F

AFFILIATES OF MERCANTILE BANKSHARES CORPORATION

THAT HAVE ADOPTED THE PLAN

The Annapolis Banking and Trust Company

Baltimore Trust Company

Bank of Southern Maryland

Calvert Bank & Trust Company

The Chestertown Bank of Maryland

The Citizens National Bank

County Banking and Trust Company

Farmers & Mechanics Bank

Farmers and Merchants Bank—Eastern Shore

The Fidelity Bank

The First National Bank of St. Mary’s

The Forest Hill State Bank

Marshall National Bank and Trust Company

Mercantile Mortgage Corporation

Mercantile-Safe Deposit and Trust Company

The National Bank of Fredericksburg

Peninsula Bank

The Peoples Bank of Maryland

Potomac Valley Bank

St. Michael’s Bank

Westminster Union Bank

Effective as of March 9, 2004

APPENDIX C

Section 9. Advance Notice of Stockholder Nominees For Director and other Stockholder Proposals.

(a)    Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors, the Chairman of the Board, the Vice-Chairman of the Board or the President or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 9(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 9(a).

(2)    For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 9 and shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition and (D) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder (including such individual’s written consent to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 9(a), the name and address of such stockholder, as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(3)    Notwithstanding anything in this subsection (a) of this Section 9 to the contrary, in the event (1) (i) the Board of Directors increases or decreases the number of directors or (ii) the Board of Directors amends the bylaws pursuant to Article XII, and (2) there is no public announcement by the Corporation of such action at least 100 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice required by this Section 9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase or for any action proposed by any stockholder which is permitted by Article XII of these bylaws, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation of the occurrence of such action.

(4)    For purposes of this Section 9, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

(b)    Special Meetings of Stockholders. No business shall be transacted at a special meeting except that specified in the notice. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 9 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 9. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (2) of Section 9(a) shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c)    General.  (1) Upon written request by the Secretary or the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 9. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 9.

(2)    Only such individuals who are nominated in accordance with this Section 9 shall be eligible for election by stockholders as directors, and only such business, including any action proposed by any stockholder which is permitted by Article XII of these bylaws, shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 9. The presiding officer of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 9.

(3)    For purposes of this Section 9, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) communicated by notice to stockholders pursuant to Section 1 of Article X of these bylaws; (ii) by any general mailing to stockholders of record; (iii) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service; (iv) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or other applicable securities law; or (v) by any other means reasonably calculated to constitute public disclosure.

(4)    Notwithstanding the foregoing provisions of this Section 9, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 9. Nothing in this Section 9 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

ANNUAL MEETING OF STOCKHOLDERS OF

MERCANTILE BANKSHARES CORPORATION

May 11, 2004

PROXY VOTING INSTRUCTIONS

-OR-

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

-OR-

INTERNET - Access **"www.voteproxy.com"** and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER	
ACCOUNT NUMBER	
[redacted]	

↓ Please detach along perforated line and mail in the envelope provided IF you are not authorizing your proxy by telephone or the Internet. ↓

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ C. Archer
- ○ R. Berndt
- ○ H. Bowen
- ○ W. Brody
- ○ E. Kelly
- ○ M. Plant

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

ANNUAL MEETING OF STOCKHOLDERS OF

MERCANTILE BANKSHARES CORPORATION

May 11, 2004

PROOF # 3

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors:

NOMINEES:

FOR ALL NOMINEES C. Archer

R. Berndt

WITHHOLD AUTHORITY H. Bowen

FOR ALL NOMINEES W. Brody

E. Kelly

FOR ALL EXCEPT M. Plant

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR AGAINST ABSTAIN

2. Ratification of appointment of PricewaterhouseCoopers LLP as the independent certified public accountants for the Company.

• Approval of the Mercantile Bankshares Corporation 1999 Omnibus Stock Plan, as amended.

• Approval of the Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors, as amended.

• To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.

Receipt of notice of the meeting and Proxy Statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this Proxy. The undersigned hereby revokes all proxies heretofore given for said meeting and any adjournment or postponement thereof.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROOF # 3

MERCANTILE BANKSHARES CORPORATION

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Mercantile Bankshares Corporation, a Maryland corporation (the “Company”), hereby appoints Edward J. Kelly, lll and John L. Unger, and each of them, as proxies of the undersigned with full power of substitution in each, to act and vote at the Annual Meeting of Stockholders of the Company to be held at Two Hopkins Plaza, Baltimore, MD 21201 on Tuesday, May 11, 2004, at 10:30 a.m., and at any adjournment or postponement thereof.

The shares represented by this Proxy will be voted as directed or, if directions are not indicated, will be voted for each of the Nominees for Directors and for each of the other proposals described in the Proxy Statement and in the discretion of the Proxy holders on any other matter that properly comes before the meeting. If a Director or nominee is unable to serve, the Proxies may vote for a substitute nominee.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

MERCANTILE BANKSHARES CORPORATION

May 11, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of Directors:

NOMINEES:

FOR ALL NOMINEES O C. Archer

O R. Berndt

WITHHOLD AUTHORITY O H. Bowen

FOR ALL NOMINEES O W. Brody

O E. Kelly

FOR ALL EXCEPT O M. Plant

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR AGAINST ABSTAIN

2. Ratification of appointment of PricewaterhouseCoopers LLP as the independent auditors for the Company.

3. Approval of the Mercantile Bankshares Corporation 1999

Omnibus Stock Plan, as amended.

4. Approval of the Mercantile Bankshares Corporation and

Participating Affiliates Unfunded Deferred Compensation Plan for Directors, as amended.

5. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.

Receipt of notice of the meeting and Proxy Statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this Proxy. The undersigned hereby revokes all proxies heretofore given for said meeting and any adjournment or postponement thereof.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.